UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00994

                             Burnham Investors Trust
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019
               (Address of principle executive offices) (Zip Code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 874-3863

                   Date of fiscal year end: December 31, 2008

                     Date of reporting period: June 30, 2008

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

JUNE 30, 2008

                                  SEMI - ANNUAL
                                     REPORT

Burnham Fund
Burnham Financial Services Fund
Burnham Financial Industries Fund
Burnham U.S. Government
Money Market Fund

                          THE BURNHAM FAMILY OF FUNDS

                         (BURNHAM INVESTORS TRUST LOGO)

                                  Burnham Fund

"We have made significant changes to the portfolio such that we place our emphasis on sectors and companies with potential for higher earnings and returns."

(PHOTO OF JON BURNHAM)


                                        /s/ Jon Burnham
                                        JON BURNHAM
                                        Portfolio Manager

The Burnham Fund declined 8.24% for the first six months of 2008, and it outperformed its benchmarks during the period. The Morningstar Large Cap Blend Average declined 11.10%. The Fund outpaced the S&P 500 (with dividends reinvested), which was down 11.91%.

The equity markets were under pressure in the first half of 2008, continuing the trend of challenging market conditions of the last year. As we wrote in the Fund's Annual Report for 2007, the ramifications of the protracted housing crisis and effects of sharply higher petroleum prices continue to proliferate through the economy. The housing crisis has caused banks of every size to write-down billions of dollars on loans and investments. Earnings in this sector are down sharply and some have cut dividends; some have been forced to raise capital at depressed stock prices. Those involved in leveraged finance have been particularly hurt. Bear Stearns experienced a liquidity crunch and was acquired by JPMorgan Chase & Co. Bond insurers, rating agencies, and most significantly Fannie Mae and Freddie Mac have suffered a severe deterioration in stock price. The wide-sweeping Housing Rescue bill was signed into law at the end of July, an important step toward stabilizing the sector.

The other factor contributing to the weak markets is the sharp increase in the cost of energy. Petroleum prices are up about 50% since the beginning of the year, and have nearly doubled over the last twelve months. Consumers are feeling the sting of higher costs in virtually everything related to daily life. The CPI rate released in June is 5% year over year, and is expected to increase. Americans have cut back on expenditures, predominantly in the areas of housing, auto, fuel, and leisure, and the savings rate is down to nearly zero. Despite weak consumer data, GDP has not slipped into negative territory (heralding a general recession) because exports have been strong due to the weak dollar and federal expenditures on defense procurement continues to be high.

We have made significant changes to the portfolio such that we place our emphasis on sectors and companies with potential for higher earnings and returns. Energy (corporate earnings expected to be up 34.2%, Fund allocation is 35.6%) continues to be our largest representation, as we believe capital will be committed to the search for fuel and development of alternative energy. Information Technology (14.5%, 12.4%) continues to experience growth as companies emphasize productivity and consumers continue to purchase innovative new goods. Materials (5.8%, 7.3%) benefit from the effects of rising commodity prices. Industrials (7.6%, 7.1%) are getting a lift from the export market, and Consumer Staples (10.5%, 5.4%) are able to report stable trends despite the depressed consumer market.

Our largest position is Exxon Mobil Corp., a long term investment at 9.57% of the portfolio, followed by Apple Inc. at 5.45% of the portfolio. Devon Energy Corp., The Williams Companies, Inc. and Monsanto Co. round out the top five.

The best performing positions in the portfolio were Chesapeake Energy Corp. +68.27%, Devon Energy Corp. +35.15%, Norfolk Southern Corp. +24.25%, National Oilwell Varco, Inc. +20.77% and Petroleo Brasileiro SA - ADR +19.17%. Of these positions, Petroleo Brasileiro SA - ADR is new to the Fund. The bottom performers for the period were three of our international holdings: Xinyuan Real Estate Co., Ltd. - ADR -57.34%, Suntech Power Holdings Co., Ltd. - ADR -56.12% and The India Fund, Inc. -42.00%. The foreign markets were particularly weak, and at the end of the period, only Xinyuan Real Estate Co., Ltd. - ADR and Suntech Power Holdings Co., Ltd. - ADR were held. The bottom two domestic performers were The Manitowoc Co., Inc. -33.38% and Waters Corp. -30.72%. The Fund did not hold Waters Corp. at the report date.

In our opinion the U.S. is at a familiar crossroad, similar to when the public good required the government to make major investments to rescue the S&Ls in the late 1980s, and when the aftermath of the corporate scandals at MCI and Enron called for more regulation and transparency in the disclosure of corporate information. The trade-off for today's federal involvement will be more regulation of the fragmented and highly leveraged mortgage system. As for energy, we have no opinion as to whether the high prices are here to stay. So many factors are involved - concerns over supply, the embattled dollar, tension in the Middle East, demand from China and India, and speculation (which the Senate is currently investigating) - that projections are impossible. We believe that, in general, the trend will continue to be up, with spikes due to political tension and demand/supply mathematics. At this time, consumers are changing behavior and prices are pulling back as we write. The next presidential administration will have a mandate to set us on a new path - and this may mean sweeping federal investments in research, funding alternative energy initiatives, and infrastructure development such as rail, natural gas delivery, and nuclear power. We believe that many opportunities will result from this stimulus.

In our opinion, at 14 times 2008 earnings estimates, the S&P 500 is not overvalued at the present time. The problem is earnings, which, on aggregate, are down approximately 30% for the 2nd quarter vs. 2007. We emphasize investments where we believe the earnings will stand out over the longer term - energy, technology, consumer staples, and companies which benefit from government stimulus and exports. We seek to avoid areas which may be subject to reduced consumer spending, such as retail, leisure and automotive. While we believe inflationary pressures will cause the Federal Reserve to increase interest rates, we do not expect this in the near term. We believe the government will continue to inject stimulus at the consumer level and in public investment, regardless of who is elected President in November.

TICKER SYMBOLS

Class A   BURHX
Class B   BURIX
Class C   BURJX

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

MINIMUM INVESTMENT

Regular accounts   $2,500
IRAs               $  100

ASSET VALUES

Net assets, in millions     $92.13
Net asset value per share
Class A                     $27.38
Class B                     $27.34
Class C                     $26.81

MAXIMUM OFFERING PRICE

Class A   $28.82

MAXIMUM SALES CHARGE OR CDSC**

Class A   5.00%
Class C   1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 2.00%.

EXPENSE RATIOS (annualized)*

                       Net (after
                        expense
          Gross(1)   recoupment)(1)
          --------   --------------
Class A     1.47%         1.45%
Class B     2.22%         2.20%
Class C     2.22%         2.20%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A   June 15, 1975
Class B   October 18, 1993
Class C   April 30, 2004

(1) The Expense Ratios in this table do not match the ratios of expenses to average net assets in the "Financial Highlights" section of the report (the "Highlights Ratios") because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of "Acquired Fund Fees and Expenses." Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

ALL DATA AS OF JUNE 30, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                                 2 BURNHAM FUND

PORTFOLIO INVESTMENTS

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Exchange Traded Funds            5%
Cash & other net assets         12%
Registered Investment Company    2%
Common Stocks                   81%

INDUSTRIES - COMMON STOCK

                                       % NET
                                      ASSETS
                                      ------
Energy                                35.60%
Information Technology                12.40%
Materials                              7.30%
Industrials                            7.11%
Consumer Staples                       5.35%
Consumer Discretionary                 4.67%
Financial Services                     4.35%
Utilities                              2.33%
Telecommunications Services            2.25%
                                      -----
                                      81.36%
                                      =====

TOP 10 COMMON STOCK HOLDINGS

                                       % NET
                                      ASSETS
                                      ------
Exxon Mobil Corp.                      9.57%
Apple Inc.                             5.45%
Devon Energy Corp.                     5.22%
The Williams Companies, Inc.           4.38%
Monsanto Co.                           4.12%
Chesapeake Energy Corp.                3.58%
Google Inc.                            3.43%
Freeport-McMoRan Copper & Gold Inc.    3.18%
American Express Co.                   3.07%
McDonald's Corp.                       3.05%
                                      -----
                                      45.05%
                                      =====

TOTAL RETURN +

GROWTH OF $10,000 OVER TEN YEARS

                               (PERFORMANCE GRAPH)

                             Burnhma Fund   Burnhma Fund
                                 with          without
   Date      S&P 500 Index   Sales Charge   Sales Charge
   ----      -------------   ------------   ------------
  06/30/98     $10,000.00     $ 9,500.00     $10,000.00
  07/31/98     $ 9,893.52     $ 9,346.24     $ 9,838.14
  08/31/98     $ 8,463.13     $ 7,717.53     $ 8,123.71
  09/30/98     $ 9,005.29     $ 8,230.48     $ 8,663.67
  10/31/98     $ 9,737.80     $ 8,689.91     $ 9,147.28
  11/30/98     $10,327.98     $ 9,180.75     $ 9,663.95
  12/31/98     $10,923.13     $ 9,964.94     $10,489.41
  01/31/99     $11,379.90     $10,480.54     $11,032.14
  02/28/99     $11,026.22     $ 9,983.51     $10,508.96
  03/31/99     $11,467.37     $10,600.19     $11,158.10
  04/30/99     $11,911.45     $10,968.36     $11,545.64
  05/31/99     $11,630.17     $10,505.08     $11,057.98
  06/30/99     $12,275.62     $11,140.17     $11,726.50
  07/31/99     $11,892.32     $10,826.89     $11,396.73
  08/31/99     $11,833.48     $10,940.50     $11,516.32
  09/30/99     $11,509.08     $10,762.41     $11,328.85
  10/31/99     $12,237.38     $11,696.69     $12,312.31
  11/30/99     $12,486.14     $12,231.44     $12,875.20
  12/31/99     $13,221.53     $13,224.31     $13,920.32
  01/31/00     $12,557.25     $13,126.02     $13,816.86
  02/29/00     $12,319.55     $13,443.07     $14,150.60
  03/31/00     $13,524.75     $14,223.03     $14,971.61
  04/30/00     $13,117.85     $13,905.97     $14,637.87
  05/31/00     $12,848.71     $13,633.31     $14,350.85
  06/30/00     $13,165.47     $14,613.00     $15,382.11
  07/31/00     $12,959.64     $14,487.80     $15,250.32
  08/31/00     $13,764.62     $16,035.87     $16,879.87
  09/30/00     $13,037.94     $15,804.30     $16,636.10
  10/31/00     $12,982.82     $15,303.08     $16,108.50
  11/30/00     $11,959.26     $13,640.80     $14,358.74
  12/31/00     $12,017.79     $13,498.69     $14,209.15
  01/31/01     $12,444.17     $13,889.35     $14,620.37
  02/28/01     $11,309.49     $12,309.27     $12,957.13
  03/31/01     $10,593.03     $11,527.95     $12,134.68
  04/30/01     $11,416.22     $12,706.91     $13,375.69
  05/31/01     $11,492.71     $12,658.07     $13,324.29
  06/30/01     $11,212.99     $12,347.64     $12,997.51
  07/31/01     $11,102.61     $11,962.22     $12,591.81
  08/31/01     $10,407.57     $11,280.74     $11,874.46
  09/30/01     $ 9,567.13     $10,628.25     $11,187.63
  10/31/01     $ 9,749.56     $10,824.00     $11,393.68
  11/30/01     $10,497.42     $11,291.61     $11,885.91
  12/31/01     $10,589.38     $11,573.94     $12,183.09
  01/31/02     $10,434.85     $11,558.83     $12,167.19
  02/28/02     $10,233.61     $11,200.10     $11,789.58
  03/31/02     $10,618.49     $11,702.33     $12,318.24
  04/30/02     $ 9,974.71     $10,965.98     $11,543.13
  05/31/02     $ 9,901.22     $10,867.80     $11,439.78
  06/30/02     $ 9,195.96     $10,327.80     $10,871.37
  07/31/02     $ 8,479.10     $ 9,513.64     $10,014.36
  08/31/02     $ 8,534.77     $ 9,398.65     $ 9,893.31
  09/30/02     $ 7,607.21     $ 8,781.53     $ 9,243.71
  10/31/02     $ 8,276.77     $ 9,038.34     $ 9,514.04
  11/30/02     $ 8,763.93     $ 9,222.33     $ 9,707.71
  12/31/02     $ 8,249.07     $ 8,895.81     $ 9,364.01
  01/31/03     $ 8,032.98     $ 8,751.77     $ 9,212.39
  02/28/03     $ 7,912.45     $ 8,670.01     $ 9,126.33
  03/31/03     $ 7,989.27     $ 8,814.06     $ 9,277.95
  04/30/03     $ 8,647.35     $ 9,289.02     $ 9,777.92
  05/31/03     $ 9,102.96     $ 9,608.26     $10,113.95
  06/30/03     $ 9,219.08     $ 9,756.20     $10,269.68
  07/31/03     $ 9,381.63     $ 9,900.60     $10,421.69
  08/31/03     $ 9,564.59     $ 9,966.92     $10,491.49
  09/30/03     $ 9,463.02     $ 9,900.60     $10,421.69
  10/31/03     $ 9,998.34     $10,247.79     $10,787.14
  11/30/03     $10,086.31     $10,372.62     $10,918.54
  12/31/03     $10,615.28     $10,817.13     $11,386.45
  01/31/04     $10,810.12     $11,033.95     $11,614.69
  02/29/04     $10,960.38     $11,278.89     $11,872.51
  03/31/04     $10,795.03     $11,126.31     $11,711.90
  04/30/04     $10,625.57     $10,712.73     $11,276.56
  05/31/04     $10,771.38     $10,841.22     $11,411.81
  06/30/04     $10,980.82     $10,925.54     $11,500.57
  07/31/04     $10,617.40     $10,632.43     $11,192.03
  08/31/04     $10,660.34     $10,612.35     $11,170.90
  09/30/04     $10,775.80     $10,764.93     $11,331.51
  10/31/04     $10,940.42     $10,905.47     $11,479.44
  11/30/04     $11,383.09     $11,302.98     $11,897.87
  12/31/04     $11,770.44     $11,575.15     $12,184.37
  01/31/05     $11,483.54     $11,340.17     $11,937.02
  02/28/05     $11,725.20     $11,636.07     $12,248.50
  03/31/05     $11,517.57     $11,361.93     $11,959.92
  04/30/05     $11,299.13     $11,105.18     $11,689.67
  05/31/05     $11,658.65     $11,383.68     $11,982.83
  06/30/05     $11,675.20     $11,374.98     $11,973.66
  07/31/05     $12,109.38     $11,714.40     $12,330.95
  08/31/05     $11,998.90     $11,688.29     $12,303.47
  09/30/05     $12,096.08     $12,049.47     $12,683.66
  10/31/05     $11,894.43     $11,757.92     $12,376.76
  11/30/05     $12,344.30     $12,127.80     $12,766.11
  12/31/05     $12,348.60     $12,217.03     $12,860.03
  01/31/06     $12,675.56     $12,534.12     $13,193.81
  02/28/06     $12,709.96     $12,040.37     $12,674.07
  03/31/06     $12,868.16     $12,112.84     $12,750.36
  04/30/06     $13,040.96     $12,275.92     $12,922.02
  05/31/06     $12,665.62     $11,927.12     $12,554.86
  06/30/06     $12,682.79     $11,936.18     $12,564.40
  07/31/06     $12,761.02     $12,158.14     $12,798.04
  08/31/06     $13,064.65     $12,217.03     $12,860.03
  09/30/06     $13,401.32     $12,366.52     $13,017.39
  10/31/06     $13,838.02     $12,792.32     $13,465.60
  11/30/06     $14,101.16     $13,109.41     $13,799.38
  12/31/06     $14,298.97     $13,207.59     $13,902.73
 1/31/2007     $14,515.22     $13,261.62     $13,959.60
 2/28/2007     $14,231.32     $12,942.36     $13,623.54
 3/31/2007     $14,390.49     $13,129.01     $13,820.01
 4/30/2007     $15,027.93     $13,630.00     $14,347.37
 5/31/2007     $15,552.33     $14,150.64     $14,895.41
 6/30/2007     $15,293.95     $13,959.09     $14,693.77
 7/31/2007     $14,819.77     $13,723.32     $14,445.60
 8/31/2007     $15,041.92     $13,841.20     $14,569.69
 9/28/2007     $15,604.46     $14,740.05     $15,515.84
10/31/2007     $15,852.68     $15,648.71     $16,472.33
11/30/2007     $15,189.93     $14,941.43     $15,727.82
12/31/2007     $15,084.55     $15,229.83     $16,031.40
 1/31/2008     $14,179.76     $13,780.34     $14,505.62
 2/29/2008     $14,100.64     $13,662.95     $14,382.06
 3/31/2008     $13,719.12     $13,545.57     $14,258.49
 4/30/2008     $13,659.88     $14,459.15     $15,220.16
 5/30/2008     $14,325.16     $14,688.82     $15,461.92
 6/30/2008     $14,510.71     $13,974.29     $14,709.78

BURNHAM FUND (CLASS A)

without sales charges   $14,710
S&P 500 Index*          $14,511
with sales charge       $13,974

                       WITH NO        WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS         OR CDSC        OR CDSC
------------------   ------------   ------------
CLASS A
   One year              0.11%        (4.90)%
   Three years           7.09%         5.28%
   Five years            7.52%         6.42%
   Ten years             3.93%         3.40%

CLASS B
   One year             (0.60)%       (5.39)%
   Three years           6.31%         5.42%
   Five years            6.73%         6.42%
   Ten years             3.15%         3.15%

CLASS C
   One year             (0.61)%       (1.57)%
   Three years           6.33%         6.33%
   Since inception       5.81%         5.81%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
------------------   ------------   ------------
CLASS A
   One year              0.11%         (4.90)%
   Three years          22.85%         16.71%
   Five years           43.75%         36.56%
   Ten years            47.10%         39.74%

CLASS B
   One year             (0.60)%        (5.39)%
   Three years          20.17%         17.17%
   Five years           38.53%         36.53%
   Ten years            36.45%         36.45%

CLASS C
   One year             (0.61)%        (1.57)%
   Three years          20.22%         20.22%
   Since inception      26.56%         26.56%

                      PERFORMANCE OVER THE PAST SIX MONTHS

FUND(CLASS A)    -8.24%
SECTOR          -11.91%
PEER GROUP      -11.18%

THE FUND outperformed both its sector and peer group.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

                               (PERFORMANCE GRAPH)

                   Burnham     S&P    Morningstar
 Time               Fund       500     Large Cap
Period    Date    w/o load    Index      Blend
------   ------   --------   ------   -----------
   1     Jan-08     -9.52%    -6.00%     -6.26%
   2     Feb-08    -10.29%    -9.05%     -8.76%
   3     Mar-08     -11.06    -9.44%     -9.73%
   4     Apr-08     -5.03%    -5.03%     -5.29%
   5     May-08     -3.55%    -3.80%     -3.55%
   6     Jun-08     -8.24%   -11.91%    -11.18%
   7     Jul-08
   8     Aug-08
   9     Sep-08
  10     Oct-08
  11     Nov-08
  12     Dec-08

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.96
R(2)                    73
Alpha                 2.72
Standard Deviation   11.53
Sharpe Ratio          0.29

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR


                                 BURNHAM FUND 3

BURNHAM

                             Financial Services Fund

"We continue to position the portfolio in companies with experienced management teams, strong balance sheets, good footprints (staying away from distressed markets) and solid lending practices."

(PHOTO OF ANTON SCHUTZ)


                                        /s/ Anton Schutz
                                        ANTON SCHUTZ
                                        Portfolio Manager

The first half of 2008 has proven to be extremely challenging in the financial services sector. The Burnham Financial Services Fund, which focuses on small-to-mid cap financial institutions, finished the first half of 2008 down -16.89%. The Fund's benchmark, the NASDAQ Bank Index, was down -21.75%. Although the Federal Reserve (the "Fed") reacted more aggressively in 2008, reducing rates and providing liquidity, to date, it has not been enough to overcome the far-reaching implications of the housing crisis, rising commodity prices and the deterioration of the credit markets.

FIRST HALF IN REVIEW

We began the year with the Fed in January cutting the Fed Funds rate by 125 basis points, with a 75 basis point "emergency cut" on January 22nd. The interest rate cuts, along with a proposed government stimulus package, helped to start the year off on a positive note for the financial sector despite, at best, mixed results reported by the financial institutions for the fourth quarter of 2007.

Unfortunately, as the first quarter came to a close, U.S. stocks recorded a quarterly loss that was the steepest in six years. The collapse of Bear Stearns and its ultimate sale to JPMorgan Chase & Co. precipitated the Fed and OFHEO (Office of Federal Housing Oversight) to take unprecedented steps to inject liquidity into the system. In the financial sector, even the quality names were not immune from the massive sell-off, despite steps taken to calm the markets and restore stability.

ECONOMIC NEWS

The beginning of the second quarter foreshadowed more turbulent times ahead. U.S. consumer confidence was recorded at a 26-year low as oil prices soared and property values reflected losses on average of 10% nationwide. Bank earnings remained under pressure during the quarter but, in general, were not as dire as expected. Many banks reported aggressive reserve building and write-downs of assets, trying to get ahead of the curve, although problem loans in most instances remained elevated. Margin pressures continued, but not at previous quarter levels, and at several banks, core earnings showed encouraging improvement on a linked quarter-basis. Banks took advantage of the favorable near-term market conditions and initiated capital raises. As the Fed continued to reduce rates and expanded loans to banks, credit spreads improved and some liquidity returned to the capital markets.

However, as the second quarter drew to close, renewed fears in the financial sector amid record oil prices and rising commodity prices brought the DJIA very close to a "bear market" close. The Fed, challenged by the balancing act between the threat of a recession, stabilizing the dollar and avoiding inflation, began to talk of the potential for raising rates. Unemployment numbers continued to rise. In the financial sector specifically, multiple negative research reports on banks and brokers, warnings of ratings cuts, news of increased write-downs and rumors of potential failures and bail-outs put tremendous selling pressure again on the group as a whole.

Overall, M&A activity has continued to languish as companies hold on to capital due to uncertain economic conditions. The Fund did have one position announced as a takeover candidate in May. Harleysville National Corp. announced the acquisition of Willow Financial Bancorp, Inc. for a 33% premium over the previous day's close. Although the M&A environment may not pick up immediately, it will, at some point, as a necessary function in the recovery of an overpopulated sector.

We continue to position the portfolio in companies with experienced management teams, strong balance sheets, good footprints (staying away from distressed markets) and solid lending practices. One of the Fund's top holdings is Alliance Financial Corp. (ALNC). Alliance Financial Corp. is headquartered in Syracuse, New York. It is the dominant local bank with an attractive footprint. Syracuse and the upstate New York areas have not suffered the same rate of deterioration in the housing market. Another of the Fund's top holdings, People's United Financial, Inc. (PBCT), is a very well run and well capitalized bank with a strong geographic position in attractive Connecticut markets. It is expected to make accretive acquisitions in the near term. Additionally, Chicopee Bancorp, Inc. (CBNK) is also well capitalized and in attractive locations in Massachusetts. Chicopee Bancorp, Inc. has been buying back shares and currently trades below book value.

Moreover, we continue to value and invest in the Mortgage REIT space. Even though the first half of the year was volatile price-wise, these companies should be poised for better price performance given low valuations with improving operating fundamentals. In this sub-sector, we favor American Capital Agency Corp. (ACAS), Annaly Capital Management, Inc. (NLY) and MFA Mortgage Investments, Inc. (MFA).

LOOKING AHEAD

Macroeconomic concerns will continue to be at the forefront as the Fed balances recessionary pressures against rising commodity prices. Although we continue to be cautious in those areas most susceptible to the housing and mortgage crisis, we believe the financial sector can still provide investment opportunities going forward. As companies need to raise capital, recapitalizations will selectively provide good positioning opportunities.

A fortress balance sheet, strong capital, and management leadership with depth and experience are among the characteristics we seek as we explore investment ideas for positioning in the portfolio. Those considerations, combined with attractive current valuations, should provide meaningful price appreciation opportunities as the economic environment improves.

TICKER SYMBOLS

Class A   BURKX
Class B   BURMX
Class C   BURNX

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts   $2,500
IRAs               $  100

ASSET VALUES

Net assets, in millions     $49.59
Net asset value per share
Class A                     $14.72
Class B                     $13.94
Class C                     $14.47

MAXIMUM OFFERING PRICE

Class A   $15.49

MAXIMUM SALES CHARGE OR CDSC**

Class A   5.00%
Class C   1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 2.00%.

EXPENSE RATIOS (annualized)*

                   Net (after
          Gross   reimbursement)
          -----   --------------
Class A   1.97%       1.60%
Class B   2.72%       2.35%
Class C   2.73%       2.35%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A and B   June 7, 1999
Class C         April 29, 2005

ALL DATA AS OF JUNE 30, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                            4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

The fund seeks capital appreciation.

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Cash and other net assets                      1%
Common Stocks (net of written call options)   99%

INDUSTRIES - COMMON STOCK
(NET OF WRITTEN CALL OPTIONS)

                                     % NET
                                     ASSETS
                                     ------
Thrifts & Mortgage Finance           29.90%
Banks - Regional                     28.28%
Real Estate Investment Trusts        16.15%
Other Diversified Financial
   Services                          10.64%
Asset Management & Custody Banks      7.20%
Property & Casualty Insurance         5.54%
Unregistered Investment Company       0.59%
Investment Banking & Brokerage        0.39%
                                     -----
                                     98.69%
                                     =====

TOP 10 COMMON STOCK HOLDINGS
(NET OF WRITTEN CALL OPTIONS)

                                     % NET
                                     ASSETS
                                     ------
American Capital Agency Corp.         6.44%
JPMorgan Chase & Co.                  6.42%
People's United Financial, Inc.       6.21%
MFA Mortgage Investments, Inc.        5.74%
Alliance Financial Corp.              4.41%
Citigroup Inc.                        4.22%
Ameriprise Financial, Inc.            4.05%
Porter Bancorp, Inc.                  3.94%
Citizens South Banking Corp., Inc.    3.62%
Chicopee Bancorp, Inc.                3.38%
                                     -----
                                     48.43%
                                     =====

TOTAL RETURN+

GROWTH OF $10,000 SINCE INCEPTION

                               (PERFORMANCE GRAPH)

             NASDAQ Financial     NASDAQ     Financial Services Fund   Financial Services Fund
Date             100 Index      Bank Index      WITH Sales Charge        WITHOUT Sales Charge
----         ----------------   ----------   -----------------------   -----------------------
  6/7/1999      $10,000.00      $10,000.00          $ 9,500.00                $10,000.00
 6/30/1999      $10,024.00      $10,096.53          $ 9,984.50                $10,510.00
 7/30/1999      $ 9,375.18      $ 9,812.61          $ 9,851.50                $10,370.00
 8/31/1999      $ 8,818.64      $ 9,416.35          $ 9,386.00                $ 9,880.00
 9/30/1999      $ 8,440.73      $ 9,149.37          $ 9,262.50                $ 9,750.00
10/29/1999      $ 9,136.12      $ 9,810.72          $ 9,927.50                $10,450.00
11/30/1999      $ 9,126.98      $ 9,636.49          $ 9,766.00                $10,280.00
12/31/1999      $ 8,826.81      $ 9,262.41          $ 9,319.94                $ 9,810.46
 1/31/2000      $ 8,129.07      $ 8,704.26          $ 8,748.75                $ 9,209.21
 2/29/2000      $ 7,552.59      $ 7,961.27          $ 8,234.67                $ 8,668.08
 3/31/2000      $ 8,381.40      $ 8,441.68          $ 9,224.74                $ 9,710.25
 4/28/2000      $ 7,892.83      $ 8,248.30          $ 9,500.81                $10,000.86
 5/31/2000      $ 8,064.96      $ 8,616.81          $10,052.97                $10,582.07
 6/30/2000      $ 7,669.02      $ 8,314.97          $10,091.04                $10,622.15
 7/31/2000      $ 8,031.65      $ 8,655.84          $10,881.19                $11,453.89
 8/31/2000      $ 8,825.28      $ 9,326.89          $11,842.70                $12,466.00
 9/29/2000      $ 9,369.60      $ 9,944.32          $12,766.12                $13,438.03
10/31/2000      $ 9,242.07      $ 9,813.40          $12,451.97                $13,107.34
11/30/2000      $ 8,997.91      $ 9,879.98          $12,480.53                $13,137.40
12/29/2000      $10,028.01      $10,907.36          $14,239.13                $14,988.56
 1/31/2001      $ 9,891.68      $11,013.40          $14,780.90                $15,558.84
 2/28/2001      $ 9,594.46      $10,800.50          $15,312.44                $16,118.35
 3/30/2001      $ 9,300.91      $10,652.77          $15,486.21                $16,301.27
 4/30/2001      $ 9,700.02      $10,925.65          $16,038.19                $16,882.31
 5/31/2001      $10,038.20      $11,418.39          $17,203.49                $18,108.94
 6/29/2001      $10,473.27      $11,983.25          $17,765.70                $18,700.73
 7/31/2001      $10,765.90      $12,382.66          $18,276.79                $19,238.73
 8/31/2001      $10,290.13      $11,943.09          $18,133.69                $19,088.09
 9/28/2001      $10,069.85      $11,790.20          $16,907.06                $17,796.90
10/31/2001      $ 9,653.24      $11,369.40          $16,774.17                $17,657.02
11/30/2001      $10,183.86      $11,856.66          $17,469.26                $18,388.70
12/31/2001      $10,580.10      $12,294.18          $18,408.49                $19,377.36
 1/31/2002      $10,732.42      $12,589.93          $19,025.99                $20,027.36
 2/28/2002      $10,960.60      $12,824.85          $19,165.80                $20,174.53
 3/29/2002      $11,541.12      $13,543.52          $20,167.79                $21,229.25
 4/30/2002      $11,811.73      $14,078.58          $21,053.26                $22,161.32
 5/31/2002      $11,634.54      $13,998.66          $21,332.88                $22,455.66
 6/28/2002      $11,337.60      $14,004.37          $20,948.40                $22,050.95
 7/31/2002      $10,883.30      $13,441.27          $20,167.79                $21,229.25
 8/30/2002      $11,139.37      $13,819.58          $20,960.05                $22,063.21
 9/30/2002      $10,180.28      $12,876.47          $20,004.67                $21,057.55
10/31/2002      $10,486.64      $13,134.65          $20,715.38                $21,805.66
11/29/2002      $10,551.12      $13,191.49          $21,379.48                $22,504.72
12/31/2002      $10,410.22      $13,148.23          $21,638.46                $22,777.32
 1/31/2003      $10,259.66      $13,097.37          $22,098.85                $23,261.95
 2/28/2003      $10,168.63      $13,112.30          $21,909.97                $23,063.13
 3/31/2003      $ 9,993.56      $12,917.28          $22,157.88                $23,324.08
 4/30/2003      $10,606.45      $13,689.40          $23,940.42                $25,200.44
 5/30/2003      $11,510.63      $14,660.20          $24,920.23                $26,231.82
 6/30/2003      $11,530.06      $14,661.68          $25,132.72                $26,455.50
 7/31/2003      $11,972.68      $15,248.31          $26,631.95                $28,033.63
 8/29/2003      $12,190.34      $15,544.32          $27,021.51                $28,443.70
 9/30/2003      $12,182.39      $15,550.39          $27,352.05                $28,791.63
10/31/2003      $13,119.23      $16,726.87          $29,099.18                $30,630.72
11/28/2003      $13,358.37      $17,224.73          $29,642.21                $31,202.33
12/31/2003      $13,654.30      $17,492.94          $30,437.19                $32,039.15
 1/30/2004      $13,999.20      $17,712.86          $31,632.76                $33,297.64
 2/27/2004      $14,311.22      $17,999.75          $32,330.17                $34,031.76
 3/31/2004      $14,160.05      $17,897.44          $32,492.07                $34,202.18
 4/30/2004      $13,378.91      $16,986.81          $30,362.47                $31,960.49
 5/28/2004      $13,719.76      $17,435.45          $31,072.34                $32,707.72
 6/30/2004      $13,961.49      $17,766.11          $31,010.07                $32,642.18
 7/30/2004      $13,691.66      $17,424.03          $30,487.01                $32,091.58
 8/31/2004      $14,161.62      $17,964.00          $31,371.23                $33,022.35
 9/30/2004      $14,359.15      $18,269.29          $32,168.27                $33,861.34
10/29/2004      $14,777.61      $18,868.62          $32,815.87                $34,543.02
11/30/2004      $15,578.43      $19,847.25          $33,986.53                $35,775.30
12/31/2004      $15,739.87      $19,883.75          $34,432.89                $36,245.14
 1/31/2005      $15,010.70      $19,056.71          $33,438.16                $35,198.06
 2/28/2005      $14,851.19      $18,781.01          $32,948.45                $34,682.58
 3/31/2005      $14,627.85      $18,444.52          $32,428.13                $34,134.87
 4/29/2005      $14,220.36      $17,868.76          $31,525.22                $33,184.44
 5/31/2005      $14,852.36      $18,496.67          $32,213.88                $33,909.35
 6/30/2005      $15,367.75      $19,034.21          $33,132.09                $34,875.88
 7/29/2005      $16,040.84      $19,951.94          $33,958.48                $35,745.77
 8/31/2005      $15,695.06      $19,509.16          $33,376.95                $35,133.63
 9/30/2005      $15,524.58      $19,037.18          $32,764.81                $34,489.27
10/31/2005      $15,937.57      $19,426.34          $32,979.05                $34,714.79
11/30/2005      $16,425.04      $19,901.23          $34,233.94                $36,035.73
12/30/2005      $16,110.51      $19,499.41          $34,561.10                $36,380.10
 1/31/2006      $16,722.30      $19,940.83          $35,133.03                $36,982.14
 2/28/2006      $16,907.15      $20,155.99          $35,116.69                $36,964.94
 3/31/2006      $17,093.91      $20,651.15          $36,113.49                $38,014.20
 4/28/2006      $17,276.72      $20,748.74          $36,391.28                $38,306.61
 5/31/2006      $16,841.59      $20,439.81          $36,293.24                $38,203.41
 6/30/2006      $16,682.72      $20,498.32          $36,620.06                $38,547.43
 7/31/2006      $16,894.43      $20,770.75          $37,241.01                $39,201.07
 8/31/2006      $17,182.84      $20,976.17          $37,584.17                $39,562.29
 9/29/2006      $17,664.38      $21,138.08          $38,352.20                $40,370.73
10/31/2006      $17,833.15      $21,515.93          $39,136.56                $41,196.38
11/30/2006      $18,041.64      $21,687.32          $39,773.86                $41,867.22
12/29/2006      $18,419.80      $22,194.45          $40,442.86                $42,571.44
 1/31/2007      $18,425.06      $21,891.04          $39,994.69                $42,099.68
 2/28/2007      $18,141.81      $21,629.80          $39,546.52                $41,627.92
 3/30/2007      $17,875.74      $21,327.41          $39,223.84                $41,288.25
 4/30/2007      $18,188.69      $20,956.90          $38,757.74                $40,797.63
 5/31/2007      $19,053.70      $21,368.10          $38,524.70                $40,552.31
 6/29/2007      $18,379.67      $20,721.70          $37,180.19                $39,137.04
 7/31/2007      $17,214.56      $19,105.24          $34,616.65                $36,438.58
 8/31/2007      $17,552.10      $19,904.35          $36,642.38                $38,570.93
 9/28/2007      $17,971.70      $19,994.75          $36,749.94                $38,684.15
10/31/2007      $18,096.52      $19,450.18          $36,427.26                $38,344.48
11/30/2007      $17,481.92      $18,718.97          $35,118.60                $36,966.95
12/31/2007      $17,087.07      $17,775.83          $34,795.77                $36,627.13
 1/31/2008      $16,853.14      $18,287.38          $35,287.24                $37,144.46
 2/29/2008      $15,487.62      $16,742.83          $34,029.08                $35,820.09
 3/31/2008      $15,454.30      $17,155.22          $32,770.93                $34,495.72
 4/30/2008      $15,977.63      $17,238.82          $33,419.67                $35,178.60
 5/30/2008      $15,810.73      $16,800.59          $33,321.37                $35,075.13
 6/30/2008      $13,600.62      $13,909.10          $28,917.84                $30,439.83

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC       OR CDSC
--------------       ------------   ------------
CLASS A
   One year             (22.22)%      (26.11)%
   Three years           (4.43)%       (6.05)%
   Five years             2.84%         1.79%
   Since inception       13.06%        12.42%
CLASS B
   One year             (22.79)%      (26.31)%
   Three years           (5.15)%       (5.90)%
   Five years             2.09%         1.84%
   Since inception       12.19%        12.19%
CLASS C
   One year             (22.76)%      (23.46)%
   Three years           (5.06)%       (5.06)%
   Since inception       (3.34)%       (3.34)%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC       OR CDSC
-------------        ------------   ------------
CLASS A
   One year             (22.22)%      (26.11)%
   Three years          (12.72)%      (17.08)%
   Five years            15.06%         9.31%
   Since inception      204.40%       189.18%
CLASS B
   One year             (22.79)%      (26.31)%
   Three years          (14.68)%      (16.69)%
   Five years            10.90%         9.56%
   Since inception      183.97%       183.97%
CLASS C
   One year             (22.76)%      (23.46)%
   Three years          (14.43)%      (14.43)%
   Since inception      (10.23)%      (10.23)%

PERFORMANCE OVER THE PAST SIX MONTHS

FUND (CLASS A)   -16.89%
SECTOR           -21.75%
PEER GROUP       -23.99%

THE FUND outperformed both its sector and peer group.

THE SECTOR is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.

THE PEER GROUP is represented by the funds in the Morningstar Specialty -Financial investment category.

                              (PERFORMANCE GRAPH)

                              SECTOR

                   Burnham    NASDAQ   Morningstar
 Time             Financial    Bank     Specialty
Period    Date     w/o load    Index     Finance
------   ------   ---------   ------   -----------
   1     Jan-08      1.41%      2.88%     -2.76%
   2     Feb-08     -2.20%     -5.81%    -10.16%
   3     Mar-08      -5.82     -3.49%    -11.99%
   4     Apr-08     -4.41%     -3.02%     -7.79%
   5     May-08     -4.24%     -5.49%    -10.62%
   6     Jun-08    -16.89%    -21.75%    -23.99%
   7     Jul-08
   8     Aug-08
   9     Sep-08
  10     Oct-08
  11     Nov-08
  12     Dec-08

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                   0.73
R(2)                     44
Alpha                 (8.53)
Standard Deviation    11.31
Sharpe Ratio          (0.72)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR


                           FINANCIAL SERVICES FUND 5

BURNHAM

                            Financial Industries Fund

"The Fund benefited from its short selling strategy and maintained significant short exposure through the first quarter of 2008 and into the beginning of the second quarter."

(PHOTO OF ANTON SCHUTZ)


                                        /s/ Anton Schutz
                                        ANTON SCHUTZ
                                        Portfolio Manager

The first half of 2008 has proven to be extremely challenging in the financial services sector. The Burnham Financial Industries Fund, which focuses on mid-to-large capitalization financial institutions, finished the first half of 2008 down -9.88%. The Fund's benchmark, the KBW Bank Index, was down -32.81%. Although the Federal Reserve (the "Fed") reacted more aggressively in 2008, reducing rates and providing liquidity, to date it has not been enough to overcome the far-reaching implications of the housing crisis, rising commodity prices and the deterioration of the credit markets.

FIRST HALF IN REVIEW

We began the year with the Fed in January cutting the Fed Funds rate by 125 basis points, with a 75 basis point "emergency cut" on January 22nd. The interest rate cuts, along with a proposed government stimulus package, helped to start the year off on a positive note for the sector despite, at best, mixed results reported by the financial institutions for the fourth quarter of 2007.

Unfortunately, as the first quarter came to a close, U.S. stocks recorded a quarterly loss that was the steepest in six years. The collapse of Bear Stearns and its ultimate sale to JPMorgan Chase & Co. precipitated the Fed and OFHEO (Office of Federal Housing Oversight) to take unprecedented steps to inject liquidity into the system. In the financial sector, even the quality names were not immune from the massive sell-off, despite steps taken to calm the markets and restore stability.

ECONOMIC NEWS

The beginning of the second quarter foreshadowed more turbulent times ahead. U.S. consumer confidence was recorded at a 26-year low as oil prices soared and property values reflected losses on average of 10% nationwide. Bank earnings remained under pressure during the quarter but, in general, were not as dire as expected. Many banks reported aggressive reserve building and write-downs of assets, trying to get ahead of the curve, although problem loans in most instances remained elevated. Margin pressures continued, but not at previous quarter levels, and at several banks, core earnings showed encouraging improvement on a linked quarter basis. Banks took advantage of the favorable near-term market conditions and initiated capital raises. As the Fed continued to reduce rates and expanded loans to banks, credit spreads improved and some liquidity returned to the capital markets.

However, as the second quarter drew to close, renewed fears in the financial sector amid record oil prices and rising commodity prices brought the DJIA very close to a "bear market" close. The Fed, challenged by the balancing act between the threat of a recession, stabilizing the dollar and avoiding inflation, began to talk of the potential for raising rates. Unemployment numbers continued to rise. In the financial sector specifically, multiple negative research reports on banks and brokers, warnings of ratings cuts, news of increased write-downs and rumors of potential failures and bail-outs put tremendous selling pressure again on the group as a whole.

The Fund benefited from its short selling strategy and maintained significant short exposure through the first quarter of 2008 and into the beginning of the second quarter. During the period, the market had several mini-rallies, however, it was clear that the credit crisis contagion was not near an end. The Fund has been short companies who were located in distressed areas with significant housing price deterioration, were heavy in construction lending and had riskier lending practices.

Overall, M&A activity has continued to languish as companies hold on to capital due to uncertain economic conditions. Although the M&A environment may not pick up immediately, it will, at some point, as a necessary function in the recovery of an overpopulated sector.

We continue to position the portfolio in companies with experienced management teams, strong balance sheets, good footprints (staying away from distressed markets) and solid lending practices. We have maintained a large position in People's United Financial, Inc. (PBCT), with a good footprint in Connecticut. It is a very well run, well capitalized bank that will be making accretive acquisitions in the near term. Another core holding in the Fund is TFS Financial Corp. (TFSL). The company is a partially converted mutual holding company that trades well below fully converted book value. It also maintains a strong capital position and is actively buying back its shares.

Moreover, we continue to value and invest in the Mortgage REIT space. Even though the first half of the year was volatile price-wise, these companies should be poised for better price performance given low valuations with improving operating fundamentals. In this sub-sector, we favor American Capital Agency Corp. (AGNC), Annaly Capital Management, Inc. (NLY) and MFA Mortgage Investments, Inc. (MFA).

LOOKING AHEAD

Macroeconomic concerns will continue to be at the forefront as the Fed balances recessionary pressures against rising commodity prices. Although we continue to be cautious in those areas most susceptible to the housing and mortgage crisis, we believe the financial sector can still provide investment opportunities going forward. As companies need to raise capital, recapitalizations will selectively provide good positioning opportunities.

A fortress balance sheet, strong capital, and management leadership with depth and experience are among the characteristics we seek as we explore investment ideas for positioning in the portfolio. Those considerations, combined with attractive current valuations, should provide meaningful price appreciation opportunities as the economic environment improves.

TICKER SYMBOLS

Class A   BURFX
Class C   BURCX

PORTFOLIO MANAGER

Anton V. Schutz

Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts   $2,500
IRAs               $  100

ASSET VALUES

Net assets, in millions     $42.38
Net asset value per share
Class A                     $ 9.30
Class C                     $ 9.20

MAXIMUM OFFERING PRICE

Class A   $9.79

MAXIMUM SALES CHARGE OR CDSC

Class A   5.00%
Class C   1.00%

EXPENSE RATIOS (annualized)*

                      Class A   Class C
                      -------   -------
Expenses before
   waiver including
   dividend expense    2.55%     3.25%
Expenses net of
   waiver including
   dividend expense    2.28%     2.98%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A and C   April 30, 2004

ALL DATA AS OF JUNE 30, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                           6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

The fund seeks capital appreciation.

ASSET ALLOCATION (AS A % OF NET ASSETS)

Long Positions                             96.44%
Short Positions                            (8.84)%
Short-Term Investments                      3.31%
Cash and Other Assets, Less Liabilities     9.09%
                                          ------
                                          100.00%
                                          ======

TOP 10 INDUSTRIES
(AS A % OF NET ASSETS)

                                   LONG %   SHORT %    NET %
                                   ------   -------   ------
Thrifts & Mortgage Finance         25.92%    -1.34%   24.58%
Real Estate Investment Trusts      19.57%    -0.07%   19.50%
Asset Management & Custody Banks   16.48%    -0.46%   16.02%
Banks - Regional                    9.31%    -4.81%    4.50%
Life & Health Insurance             9.04%    -0.09%    8.95%
Other Diversified Financial
   Services                         8.00%    -0.08%    7.92%
Property & Casualty Insurance       5.84%    -0.03%    5.81%
Diversified Banks                   1.81%    -0.41%    1.40%
Investment Banking & Brokerage      0.47%    -1.04%   -0.57%
Consumer Finance                    0.00%    -0.51%   -0.51%
                                   -----     -----    -----
                                   96.44%    -8.84%   87.60%
                                   =====     =====    =====

TOP 10 COMMON STOCK HOLDINGS
(NET OF WRITTEN OPTIONS)

                                   % NET
                                  ASSETS
                                  ------
TFS Financial Corp.                8.06%
American Capital Agency Corp.      7.54%
People's United Financial, Inc.    7.29%
MetLife, Inc.                      6.18%
Investors Bancorp, Inc.            5.51%
Annaly Capital Management, Inc.    5.44%
Ameriprise Financial, Inc.         4.23%
JPMorgan Chase & Co.               3.98%
Citigroup Inc.                     3.95%
MFA Mortgage Investments, Inc.     3.60%
                                  -----
                                  55.78%
                                  =====

TOTAL RETURN+

GROWTH OF $10,000 SINCE INCEPTION

                              (PERFORMANCE GRAPH)

                              Financial Industries Fund   Financial Industries Fund
Date         KBW Bank Index       WITH Sales Charge          WITHOUT Sales Charge
----         --------------   -------------------------   -------------------------
 4/30/2004     $10,000.00             $ 9,500.00                  $10,000.00
 5/28/2004     $10,181.21             $ 9,984.50                  $10,510.00
 6/30/2004     $10,176.73             $ 9,946.50                  $10,470.00
 7/30/2004     $10,025.04             $ 9,718.50                  $10,230.00
 8/31/2004     $10,496.76             $10,013.00                  $10,540.00
 9/30/2004     $10,356.08             $10,155.50                  $10,690.00
10/29/2004     $10,592.06             $10,374.00                  $10,920.00
11/30/2004     $10,798.70             $10,706.50                  $11,270.00
12/31/2004     $11,139.67             $10,817.65                  $11,387.00
 1/31/2005     $10,847.22             $10,617.15                  $11,175.94
 2/28/2005     $10,710.60             $10,636.24                  $11,196.05
 3/31/2005     $10,415.48             $10,693.53                  $11,256.35
 4/29/2005     $10,549.30             $10,578.96                  $11,135.74
 5/31/2005     $10,689.47             $10,760.36                  $11,326.70
 6/30/2005     $10,776.53             $11,132.73                  $11,718.66
 7/29/2005     $10,909.80             $11,390.52                  $11,990.02
 8/31/2005     $10,757.83             $11,400.07                  $12,000.07
 9/30/2005     $10,549.15             $11,218.66                  $11,809.11
10/31/2005     $10,952.15             $11,486.00                  $12,090.52
11/30/2005     $11,452.49             $11,696.05                  $12,311.63
12/30/2005     $11,493.67             $11,723.82                  $12,340.86
 1/31/2006     $11,475.24             $11,866.29                  $12,490.83
 2/28/2006     $11,835.95             $12,008.77                  $12,640.81
 3/31/2006     $11,859.57             $12,293.72                  $12,940.76
 4/28/2006     $12,641.16             $12,517.62                  $13,176.44
 5/31/2006     $12,210.24             $12,426.02                  $13,080.02
 6/30/2006     $12,083.54             $12,395.49                  $13,047.89
 7/31/2006     $12,521.21             $12,436.20                  $13,090.74
 8/31/2006     $12,497.43             $12,680.45                  $13,347.84
 9/29/2006     $12,851.86             $12,985.75                  $13,669.21
10/31/2006     $12,953.12             $13,168.94                  $13,862.04
11/30/2006     $12,868.51             $13,504.78                  $14,215.55
12/29/2006     $13,449.45             $13,686.50                  $14,406.84
 1/31/2007     $13,533.57             $13,851.93                  $14,580.98
 2/28/2007     $13,300.74             $13,896.04                  $14,627.41
 3/30/2007     $13,137.75             $13,907.07                  $14,639.02
 4/30/2007     $13,426.16             $13,885.01                  $14,615.80
 5/31/2007     $13,591.15             $14,072.50                  $14,813.16
 6/29/2007     $13,134.72             $13,686.50                  $14,406.84
 7/31/2007     $12,264.50             $12,936.55                  $13,617.43
 8/31/2007     $12,413.72             $14,083.53                  $14,824.77
 9/28/2007     $12,449.05             $14,293.07                  $15,045.34
10/31/2007     $12,173.34             $14,248.96                  $14,998.90
11/30/2007     $11,487.50             $13,741.64                  $14,464.89
12/31/2007     $10,515.67             $13,544.79                  $14,257.68
 1/31/2008     $11,242.12             $13,715.41                  $14,437.28
 2/29/2008     $ 9,814.44             $13,361.05                  $14,064.26
 3/31/2008     $ 9,482.25             $13,006.68                  $13,691.24
 4/30/2008     $ 9,970.73             $13,452.92                  $14,160.97
 5/30/2008     $ 9,178.13             $13,623.54                  $14,340.57
 6/30/2008     $ 7,065.02             $12,206.06                  $12,848.49

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
------------------   ------------   ------------
CLASS A
   One year            (10.82)%       (15.28)%
   Three years           3.11%          1.37%
   Since inception       6.20%          4.90%

CLASS C
   One year            (11.36)%       (12.11)%
   Three years           2.41%          2.41%
   Since inception       5.48%          5.48%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
------------------   ------------   ------------
CLASS A
   One year            (10.82)%       (15.28)%
   Three years           9.64%          4.16%
   Since inception      28.48%         22.06%

CLASS C
   One year            (11.36)%       (12.11)%
   Three years           7.42%          7.42%
   Since inception      24.91%         24.91%

PERFORMANCE OVER THE PAST SIX MONTHS

FUND (CLASS A)    -9.88%
SECTOR           -32.81%
PEER GROUP       -23.99%

THE FUND outperformed both its sector and peer group by wide margins.

THE SECTOR is represented by the KBW Bank Index, a capitalization-weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty -Financial investment category.

                               (PERFORMANCE GRAPH)

                                     SECTOR

                      Burnham       PHX/KBW   Morningstar
 Time             Financial Inds.     Bank     Specialty
Period    Date        w/o load       Index      Finance
------   ------   ---------------   -------   -----------
   1     Jan-08        1.26%          6.91%      -2.76%
   2     Feb-08       -1.36%         -6.67%     -10.16%
   3     Mar-08       -3.97%         -9.83%     -11.99%
   4     Apr-08        0.87%         -5.18%      -7.79%
   5     May-08        0.58%        -12.72%     -10.62%
   6     Jun-08       -9.88%        -32.81%     -23.99%
   7     Jul-08
   8     Aug-08
   9     Sep-08
  10     Oct-08
  11     Nov-08
  12     Dec-08

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.67
R(2)                    44
Alpha                (1.00)
Standard Deviation   10.46
Sharpe Ratio         (0.05)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIG-URES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR


                          FINANCIAL INDUSTRIES FUND 7

BURNHAM

                        U.S. Government Money Market Fund

"We will continue to be cautious with any of our interest rate predictions and the duration of our purchases in order to take advantage of any opportunities in short-term interest rates."


                                        /s/ Seth H. Frimere
                                        SETH H. FRIMERE
                                        Portfolio Manager

The United States economy continues to endure a one-two punch of a historic housing market collapse and a commodity price surge whose end is unclear. Employment figures continue to deteriorate and the public's confidence in the strength of our economy is quickly fading. These ingredients are the clear causes for our current recessionary environment and the growing inflationary conditions have some discussing the possibility of a stagflation scenario unseen since the early 1970's.

At their April 30th meeting, the Federal Open Market Committee (FOMC) cut their target rate to 2.00% and the discount rate to 2.25% in response to weakening economic activity and a labor market that has "softened further". As the price of oil exploded over its historical levels and producer price indexes began to surge, many began to speculate the FOMC's need to eventually raise rates to offset such inflationary forces.

At the subsequent FOMC meeting (June 25th), the committee agreed to leave their rates unchanged and acknowledged the "continued increases in the prices of energy" and the high "uncertainty about the inflation outlook". However, they communicated their belief that "the substantial easing of monetary policy to date" and their "measures to foster market liquidity" were sufficient "to promote moderate growth over time." Therefore, the FOMC has clarified that the need to cut rates further has disappeared and that they must carefully monitor commodity input prices to judge the "upside risks to inflation" and direction of their future actions.

The downward spiral of our current market growth cycle is ongoing and the greatest fear is the uncertainty of its ultimate result. The market will continue to watch and scrutinize each piece of news and economic/inflation-ary data in an attempt to predict the future shape of the short-term interest rate curve and ultimately the next action to be taken by the FOMC. We continue to be concerned with the housing market collapse and its potential drag on the growth of our economy. Future actions by the FOMC will depend on future economic indicators and the degree of liquidity in the short-term debt market. We believe the potential for further target rate cuts by the FOMC has disappeared and the chance for a rate increase is minimal. However, nothing can be completely discounted and each day has the potential for a newsworthy event that would warrant some action. Therefore, we will continue to be cautious with any of our interest rate predictions and the duration of our purchases in order to take advantage of any opportunities in short-term interest rates.

PORTFOLIO INVESTMENTS

                   BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
              ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                   (PIE CHART)

Over 100 days      7%
6-75 days         34%
1-5 days          59%

                   BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
               ASSET ALLOCATION BY TYPE (AS A % OF MARKET VALUE)

                                   (PIE CHART)

Repurchase Agreements      51%
U.S. Treasury Notes         7%
U.S. Treasury Bills        42%

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL                BUTXX

PORTFOLIO MANAGER

Seth H. Frimere
Reich & Tang Asset Management L.P.
Since 2008

MINIMUM INVESTMENT

Regular accounts              $2,500
IRAs                            $100

ASSET VALUES
Net assets, in millions      $294.69
Net asset value per share      $1.00

EXPENSE RATIO (annualized)     0.71%

INCEPTION October 13, 1999

ALL DATA AS OF JUNE 30, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               (PERFORMANCE GRAPH)

BURNHAM MONEY MARKET

   DATE     7 DAY YIELD EFF
---------   ---------------
 1/1/2008       0.028152848
 1/2/2008             2.61%
 1/3/2008             2.59%
 1/4/2008             2.73%
 1/5/2008             2.88%
 1/6/2008             3.02%
 1/7/2008             3.19%
 1/8/2008             3.36%
 1/9/2008             3.54%
1/10/2008             3.56%
1/11/2008             3.58%
1/12/2008             3.61%
1/13/2008             3.64%
1/14/2008             3.66%
1/15/2008             3.70%
1/16/2008             3.71%
1/17/2008             3.71%
1/18/2008             3.69%
1/19/2008             3.68%
1/20/2008             3.66%
1/21/2008             3.64%
1/22/2008             3.47%
1/23/2008             3.32%
1/24/2008             3.21%
1/25/2008             3.10%
1/26/2008             2.98%
1/27/2008             2.87%
1/28/2008             2.75%
1/29/2008             2.78%
1/30/2008             2.77%
1/31/2008             2.66%
 2/1/2008             2.61%
 2/2/2008             2.56%
 2/3/2008             2.50%
 2/4/2008             2.48%
 2/5/2008             2.45%
 2/6/2008             2.41%
 2/7/2008             2.44%
 2/8/2008             2.43%
 2/9/2008             2.42%
2/10/2008             2.42%
2/11/2008             2.39%
2/12/2008             2.38%
2/13/2008             2.40%
2/14/2008             2.44%
2/15/2008             2.49%
2/16/2008             2.54%
2/17/2008             2.60%
2/18/2008             2.64%
2/19/2008             2.60%
2/20/2008             2.59%
2/21/2008             2.56%
2/22/2008             2.51%
2/23/2008             2.46%
2/24/2008             2.40%
2/25/2008             2.34%
2/26/2008             2.35%
2/27/2008             2.32%
2/28/2008             2.29%
2/29/2008             2.26%
 3/1/2008             2.24%
 3/2/2008             2.21%
 3/3/2008             2.21%
 3/4/2008             2.25%
 3/5/2008             2.28%
 3/6/2008             2.30%
 3/7/2008             2.31%
 3/8/2008             2.32%
 3/9/2008             2.34%
3/10/2008             2.34%
3/11/2008             2.31%
3/12/2008             2.30%
3/13/2008             2.30%
3/14/2008             2.32%
3/15/2008             2.35%
3/16/2008             2.38%
3/17/2008             2.37%
3/18/2008             2.29%
3/19/2008             2.15%
3/20/2008             1.98%
3/21/2008             1.78%
3/22/2008             1.58%
3/23/2008             1.38%
3/24/2008             1.19%
3/25/2008             1.07%
3/26/2008             1.02%
3/27/2008             0.96%
3/28/2008             0.93%
3/29/2008             0.91%
3/30/2008             0.88%
3/31/2008             0.86%
 4/1/2008             0.85%
 4/2/2008             0.84%
 4/3/2008             0.87%
 4/4/2008             0.85%
 4/5/2008             0.83%
 4/6/2008             0.81%
 4/7/2008             0.81%
 4/8/2008             0.81%
 4/9/2008             0.79%
4/10/2008             0.81%
4/11/2008             0.84%
4/12/2008             0.87%
4/13/2008             0.90%
4/14/2008             0.92%
4/15/2008             0.97%
4/16/2008             1.02%
4/17/2008             1.07%
4/18/2008             1.12%
4/19/2008             1.18%
4/20/2008             1.24%
4/21/2008             1.29%
4/22/2008             1.31%
4/23/2008             1.32%
4/24/2008             1.31%
4/25/2008             1.28%
4/26/2008             1.26%
4/27/2008             1.23%
4/28/2008             1.20%
4/29/2008             1.20%
4/30/2008             1.21%
 5/1/2008             1.19%
 5/2/2008             1.18%
 5/3/2008             1.18%
 5/4/2008             1.17%
 5/5/2008             1.17%
 5/6/2008             1.16%
 5/7/2008             1.15%
 5/8/2008             1.16%
 5/9/2008             1.18%
5/10/2008             1.19%
5/11/2008             1.21%
5/12/2008             1.22%
5/13/2008             1.23%
5/14/2008             1.23%
5/15/2008             1.21%
5/16/2008             1.18%
5/17/2008             1.15%
5/18/2008             1.11%
5/19/2008             1.09%
5/20/2008             1.06%
5/21/2008             1.04%
5/22/2008             1.04%
5/23/2008             1.05%
5/24/2008             1.06%
5/25/2008             1.08%
5/26/2008             1.09%
5/27/2008             1.10%
5/28/2008             1.13%
5/29/2008             1.16%
5/30/2008             1.17%
5/31/2008             1.18%
 6/1/2008             1.19%
 6/2/2008             1.19%
 6/3/2008             1.19%
 6/4/2008             1.16%
 6/5/2008             1.11%
 6/6/2008             1.09%
 6/7/2008             1.06%
 6/8/2008             1.03%
 6/9/2008             1.02%
6/10/2008             1.01%
6/11/2008             1.02%
6/12/2008             1.03%
6/13/2008             1.04%
6/14/2008             1.05%
6/15/2008             1.07%
6/16/2008             1.08%
6/17/2008             1.07%
6/18/2008             1.06%
6/19/2008             1.04%
6/20/2008             1.03%
6/21/2008             1.02%
6/22/2008             1.00%
6/23/2008             0.98%
6/24/2008             0.97%
6/25/2008             0.97%
6/26/2008             0.98%
6/27/2008             1.00%
6/28/2008             1.01%
6/29/2008             1.03%
6/30/2008             1.02%

IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

YIELD AND TOTAL RETURN*

YIELD AND MATURITY -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

Daily yield                            0.92%
7-day effective yield                  1.02%
30-day effective yield                 1.03%
Weighted average days to maturity        44

AVERAGE ANNUAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One year                               2.94%
Three years                            3.63%
Five years                             2.51%
Since inception                        2.70%

CUMULATIVE TOTAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One year                                2.94%
Three years                            11.31%
Five years                             13.24%
Since inception                        26.20%

* THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


                               8 MONEY MARKET FUND

                              THE FINANCIAL PAGES

ABOUT THE INFORMATION IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the reporting period as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS

BUSINESS STRUCTURE

The funds are part of Burnham Investors Trust (the "trust"), a Delaware statutory trust.The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund commenced operations in 1975.

ADMINISTRATION

The following entities handle the funds' main activities:

     ADVISOR/ADMINISTRATOR

     Burnham Asset Management Corporation
     1325 Avenue of the Americas
     New York, NY 10019

     MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

     DISTRIBUTOR

     Burnham Securities Incorporated
     1325 Avenue of the Americas
     New York, NY 10019

     UNDER THE FUNDS' (NON-MONEY MARKET FUND) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

     TRANSFER AGENT

     PNC Global Investment Servicing
     760 Moore Road
     King of Prussia, PA 19406
     HANDLES SHAREHOLDER TRANSACTIONS IN FUND SHARES.

     CUSTODIAN

     Brown Brothers Harriman & Co.
     40 Water Street
     Boston, MA 02109
     HOLDS AND SETTLES THE FUNDS' PORTFOLIO SECURITIES.

     LEGAL COUNSEL

     Wilmer Cutler Pickering Hale and Dorr LLP
     60 State Street
     Boston, MA 02109
     OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES

The funds offer share classes, as follows:

-    ONE SHARE CLASS, WITHOUT REDEMPTION FEE

     BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

- TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

     BURNHAM FINANCIAL INDUSTRIES FUND

     BURNHAM FUND*

     BURNHAM FINANCIAL SERVICES FUND*

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

* Burham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum contingent deferred sales charge (CDSC) of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


                                FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, June 30, 2008). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS

Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.

     RISKS NOT REFLECTED IN BALANCE SHEETS

     EXCEPT FOR THE MONEY MARKET FUND, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN OPTIONS, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

ACCOUNTING POLICIES

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES

The funds use these methods to value portfolio securities:

     STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NAS-DAQ Official Closing Price ("NOCP") on the valuation date. If there are no trades or no closing price that day, securities are valued at the last available or official bid price.

     BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

     MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities).The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

     REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the Trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counter-party default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.


                               10 FINANCIAL PAGES

     OPTION CONTACTS may be written or purchased by the non-money market funds to manage exposure to certain changes in the market. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than (in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

FAIR VALUE PRICING

Each fund (other than the money market fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available or if market quotations are unreliable, a fund values its securities by a method that the Trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. These differences can be material.

SHORT SALES

Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short.All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS

The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES

Certain trustees and officers of the trust may also be trustees, offi-cers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.


                               FINANCIAL PAGES 11

Burnham Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
COMMON STOCK 81.36%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY 4.67%
RESTAURANTS 4.67%
   Burger King Holdings, Inc.                            25,000   $     669,750
 - Chipotle Mexican Grill, Inc., Class A(a)              10,000         826,200
   McDonald's Corp.                                      50,000       2,811,000
                                                                  -------------
                                                                      4,306,950
                                                                  -------------
TOTAL CONSUMER DISCRETIONARY (COST: $2,878,041)                       4,306,950
                                                                  -------------
CONSUMER STAPLES 5.35%
HOUSEHOLD PRODUCTS 1.32%
   The Procter & Gamble Co.                              20,000       1,216,200
                                                                  -------------
PACKAGED FOOD & MEATS 1.27%
 - The Hain Celestial Group, Inc.                        50,000       1,174,000
                                                                  -------------
SOFT DRINKS 2.76%
   PepsiCo, Inc.                                         40,000       2,543,600
                                                                  -------------
TOTAL CONSUMER STAPLES (COST: $3,627,418)                             4,933,800
                                                                  -------------
ENERGY 35.60%
ENERGY-ALTERNATE SOURCES 1.22%
 - Suntech Power Holdings Co., Ltd. - ADR(a)             30,000       1,123,800
                                                                  -------------
INTEGRATED OIL & GAS 14.59%
   Chevron Corp.                                         20,000       1,982,600
   ConocoPhillips                                        10,000         943,900
   Exxon Mobil Corp.                                    100,000       8,813,000
   Petroleo Brasileiro SA - ADR                          24,000       1,699,920
                                                                  -------------
                                                                     13,439,420
                                                                  -------------
OIL & GAS - DRILLING 1.65%
 - Transocean Inc.(a)                                    10,000       1,523,900
                                                                  -------------
OIL & GAS - EQUIPMENT & SERVICES 1.44%
 - National Oilwell Varco, Inc.                          15,000       1,330,800
                                                                  -------------
OIL & GAS - EXPLORATION & PRODUCTION 8.80%
   Chesapeake Energy Corp.                               50,000       3,298,000
   Devon Energy Corp.                                    40,000       4,806,400
                                                                  -------------
                                                                      8,104,400
                                                                  -------------
OIL & GAS - STORAGE & TRANSPORTATION 7.90%
   Eagle Rock Energy Partners, L.P.(a)                   50,000         818,000
 - Kinder Morgan Management, LLC                         45,067       2,426,844
   The Williams Companies, Inc.                         100,000       4,031,000
                                                                  -------------
                                                                      7,275,844
                                                                  -------------
TOTAL ENERGY (COST: $13,611,540)                                     32,798,164
                                                                  -------------
FINANCIAL SERVICES 4.35%
CONSUMER FINANCE 3.07%
   American Express Co.                                  75,000       2,825,250
                                                                  -------------
LIFE & HEALTH INSURANCE 1.15%
   MetLife, Inc.                                         20,000       1,055,400
                                                                  -------------

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT 0.13%
 - Xinyuan Real Estate Co., Ltd. - ADR                   20,400   $     123,828
                                                                  -------------
TOTAL FINANCIAL SERVICES (COST: $2,079,938)                           4,004,478
                                                                  -------------
INDUSTRIALS 7.11%
AEROSPACE & DEFENSE 2.43%
   Honeywell International Inc.                          20,000       1,005,600
   United Technologies Corporation                       20,000       1,234,000
                                                                  -------------
                                                                      2,239,600
                                                                  -------------
CONSTRUCTION & ENGINEERING 1.08%
   Chicago Bridge & Iron Company N.V. - ADR              25,000         995,500
                                                                  -------------
CONSTRUCTION, FARM MACHINERY & TRUCKS 1.42%
   The Manitowoc Co., Inc.                               40,000       1,301,200
                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.82%
 - Thomas & Betts Corp.                                  20,000         757,000
                                                                  -------------
RAILROADS 1.36%
   Norfolk Southern Corp.                                20,000       1,253,400
                                                                  -------------
TOTAL INDUSTRIALS (COST: $6,811,281)                                  6,546,700
                                                                  -------------
INFORMATION TECHNOLOGY 12.40%
COMPUTER HARDWARE 6.41%
 - Apple Inc.                                            30,000       5,023,200
   Hewlett-Packard Co.                                   20,000         884,200
                                                                  -------------
                                                                      5,907,400
                                                                  -------------
INTERNET SOFTWARE & SERVICES 3.43%
 - Google Inc.                                            6,000       3,158,520
                                                                  -------------
SYSTEMS SOFTWARE 2.56%
   Microsoft Corp.                                       40,000       1,100,400
 - Oracle Corp.                                          60,000       1,260,000
                                                                  -------------
                                                                      2,360,400
                                                                  -------------
TOTAL INFORMATION TECHNOLOGY (COST: $6,798,349)                      11,426,320
                                                                  -------------
MATERIALS 7.30%
DIVERSIFIED METALS & MINING 3.18%
   Freeport-McMoran Copper & Gold Inc.                   25,000       2,929,750
                                                                  -------------
FERTILIZERS & AGRICULTURAL CHEMICALS 4.12%
   Monsanto Co.                                          30,000       3,793,200
                                                                  -------------
Total Materials (cost: $2,938,692)                                    6,722,950
                                                                  -------------
TELECOMMUNICATIONS SERVICES 2.25%
INTEGRATED TELECOMMUNICATIONS SERVICES 2.25%

   AT&T Inc.                                             30,000       1,010,700
   Verizon Communications Inc.(a)                        30,000       1,062,000
                                                                  -------------
                                                                      2,072,700
                                                                  -------------
TOTAL TELECOMMUNICATIONS SERVICES
   (COST: $1,890,228)                                                 2,072,700
                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


                                12 BURNHAM FUND

BURNHAM FUND CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
UTILITIES 2.33%
INDIVIDUAL POWER PRODUCERS & ENERGY TRADERS 2.33%
 - NRG Energy, Inc.                                      50,000   $   2,145,000
                                                                  -------------
TOTAL UTILITIES (COST: $993,696)                                      2,145,000
                                                                  -------------
TOTAL COMMON STOCKS (COST: $41,629,183)                              74,957,062
                                                                  -------------
EXCHANGE TRADED FUNDS 4.94%
   iShares Dow Jones U.S. Financial
   Sector Index Fund                                     20,000       1,357,800
 - SPDR Gold Trusta                                      35,000       3,199,000
                                                                  -------------
TOTAL EXCHANGE TRADED FUNDS (COST: $4,654,899)                        4,556,800
                                                                  -------------
REGISTERED INVESTMENT COMPANY 1.91%
   The China Fund, Inc.                                  57,534       1,755,938
                                                                  -------------
Total Registered Investment Company
   (cost: $1,508,009)                                                 1,755,938
                                                                  -------------

                                                       FACE
                                                      VALUE
                                                  -------------
SHORT-TERM INSTRUMENTS(B) 14.15%
(PERCENTAGE OF NET ASSETS)
DISCOUNTED COMMERCIAL PAPER 7.96%
   Prudential Funding LLC
   1.85%, 7/01/08                                 $   2,600,000       2,600,000
                                                                  -------------
   Sanpaolo IMI U.S. Financial Co.
   2.38%, 7/01/08                                     4,737,000       4,737,000
                                                                  -------------
TOTAL DISCOUNTED COMMERCIAL PAPER
   (COST: $7,337,000)                                                 7,337,000
                                                                  -------------
INVESTMENT TRUST 6.08%
   Securities Lending Investment Fund,
   a series of the Brown Brothers
   Investment Trust(c,d)                              5,598,489       5,598,489
                                                                  -------------
TOTAL INVESTMENT TRUST (COST: $5,598,489)                             5,598,489
                                                                  -------------
TIME DEPOSIT 0.11%
Brown Brothers Harriman & Co.(d)
   1.70%, 7/01/08                                        99,451          99,451
                                                                  -------------
TOTAL TIME DEPOSIT (COST: $99,451)                                       99,451
                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $13,034,940)                     13,034,940
                                                                  -------------
TOTAL INVESTMENTS 102.36%
(COST $60,827,031)                                                $  94,304,740
                                                                  -------------
LIABILITIES, LESS CASH AND OTHER ASSETS (2.36)%                      (2,170,209)
                                                                  -------------
NET ASSETS 100.00%                                                $  92,134,531
                                                                  =============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

The tax cost of the fund at June 30, 2008, based on securities owned was $60,827,031. The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2008 was $35,176,379 and ($1,698,670), respectively.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(b) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 8.07%.

(c) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

(d) SECURITIES ISSUED BY, OR AN AFFILIATE OF, BROWN BROTHERS HARRIMAN & CO., THE FUNDS' CUSTODIAN.

ADR  - AMERICAN DEPOSITORY RECEIPT.

                       SEE NOTES TO FINANCIAL STATEMENTS


                                BURNHAM FUND 13

BURNHAM FINANCIAL SERVICES FUND

PORTFOLIO HOLDINGS AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
COMMON STOCKS 99.28%
(PERCENTAGE OF NET ASSETS)
BANKS 28.46%
BANKS - REGIONAL 28.46%
   Alliance Financial Corp.                             104,024   $   2,185,544
   Bancorp Rhode Island, Inc.                            46,261       1,321,677
 - Connecticut Bank & Trust Co.                          59,700         337,305
 - Guaranty Bancorp                                     445,000       1,602,000
   National City Corp.(f)                               125,000         596,250
   NewAlliance Bancshares, Inc.(f)                       50,000         624,000
   PacWest Bancorp(a)                                    30,000         446,400
   Porter Bancorp, Inc.                                 130,000       1,951,300
   Sterling Bancorp                                     100,000       1,195,000
   Sterling Bancshares, Inc.                            127,500       1,158,975
   Synovus Financial Corp.(f)                            25,000         218,250
   TCF Financial Corp.(a)                                25,000         300,750
 - Texas Capital Bancshares, Inc.                        60,500         968,000
   The Colonial BancGroup, Inc.(a)                       25,000         110,500
   ViewPoint Financial Group                             42,948         632,195
   Webster Financial Corp.(f)                            25,000         465,000
                                                                  -------------
                                                                     14,113,146
                                                                  -------------
TOTAL BANKS (COST: $19,802,544)                                      14,113,146
                                                                  -------------
DIVERSIFIED FINANCIALS 40.79%
ASSET MANAGEMENT & CUSTODY BANKS 7.27%
   Ameriprise Financial, Inc.(f)                         50,000       2,033,500
   Invesco Ltd.(f)                                       65,600       1,573,088
                                                                  -------------
                                                                      3,606,588
                                                                  -------------
INVESTMENT BANKING & BROKERAGE 0.40%
   Lehman Brothers Holdings, Inc.(f)                     10,000         198,100
                                                                  -------------
OTHER DIVERSIFIED FINANCIAL SERVICES 10.71%
   Citigroup Inc.(f)                                    125,000       2,095,000
   JPMorgan Chase & Co.(f)                               93,750       3,216,562
                                                                  -------------
                                                                      5,311,562
                                                                  -------------
PROPERTY & CASUALTY INSURANCE 5.57%
   Assured Guaranty Ltd.(a, f)                           60,000       1,079,400
 - CRM Holdings, Ltd.                                   354,937       1,192,588
   The Chubb Corporation                                 10,000         490,100
                                                                  -------------
                                                                      2,762,088
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS 16.25%
   American Capital Agency Corp.                        192,000       3,194,880
   Annaly Capital Management, Inc.(f)                    50,000         775,500
   Anworth Mortgage Asset Corp.(f)                       60,000         390,600
   Capstead Mortgage Corp.                               77,683         842,860
   MFA Mortgage Investments, Inc.(f)                    437,439       2,852,102
                                                                  -------------
                                                                      8,055,942
                                                                  -------------
UNREGISTERED INVESTMENT COMPANY 0.59%
   Peregrine Holdings Ltd.(c,11,12)                     275,000         293,974
                                                                  -------------
TOTAL DIVERSIFIED FINANCIALS (COST: $27,990,180)                     20,228,254
                                                                  -------------

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
THRIFTS & MORTGAGE FINANCE 30.03%
THRIFTS & MORTGAGE FINANCE 30.03%
   Bank of Atlanta(c, 12)                               228,572   $   1,330,289
   Beacon Federal Bancorp, Inc.                          50,000         524,000
 - Chicopee Bancorp, Inc.                               130,492       1,676,822
   Citizens South Banking Corp., Inc.                   238,021       1,797,059
   ESSA Bancorp, Inc.                                    20,000         250,400
   Hudson City Bancorp, Inc.(f)                          62,300       1,039,164
 - Investors Bancorp, Inc.(a, f)                         58,660         766,100
   Northeast Community Bancorp, Inc.                     50,000         562,000
   Parkvale Financial Corp.                              17,024         397,170
   People's United Financial, Inc.(f)                   200,000       3,120,000
   Rome Bancorp, Inc.                                    17,424         193,406
   Sovereign Bancorp, Inc.                               25,000         184,000
   TFS Financial Corp.(a)                               129,557       1,501,566
   Willow Financial Bancorp, Inc.                       190,038       1,548,810
                                                                  -------------
                                                                     14,890,786
                                                                  -------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $17,594,621)                 14,890,786
                                                                  -------------
TOTAL COMMON STOCKS (COST: $65,387,345)                              49,232,186
                                                                  -------------

                                                       FACE
                                                      VALUE
                                                  -------------

SHORT-TERM INSTRUMENTS(B) 6.44%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.20%
   Eastern Bank
   4.20%, 11/28/08                                $     100,000         100,000
                                                                  -------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                           100,000
                                                                  -------------
INVESTMENT TRUST 5.02%
   Securities Lending Investment Fund,
   a series of the Brown Brothers Investment
   Trust(d,e)                                         2,489,179       2,489,179
                                                                  -------------
TOTAL INVESTMENT TRUST (COST: $2,489,179)                             2,489,179
                                                                  -------------
TIME DEPOSIT 1.22%
   Wells Fargo & Co.
   1.70%, 7/01/08                                       602,956         602,956
                                                                  -------------
TOTAL TIME DEPOSIT (COST: $602,956)                                     602,956
                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $3,192,135)                       3,192,135
                                                                  -------------
TOTAL INVESTMENTS 105.72%
(COST $68,579,480)                                                $  52,424,321
CALL OPTIONS WRITTEN (0.59)%
(PREMIUMS RECEIVED $1,217,875)                                         (291,815)
LIABILITIES, LESS CASH AND OTHER ASSETS (5.13)%                      (2,544,581)
                                                                  -------------
NET ASSETS 100.00%                                                $  49,587,925
                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS


                           14 FINANCIAL SERVICES FUND

BURNHAM FINANCIAL SERVICES FUND CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                    CONTRACTS         VALUE
                                                  -------------   -------------
CALL OPTIONS WRITTEN (0.59)%
   Ameriprise Financial, Inc. Calls
   @ 50 due Sep 08                                          300   $     (22,500)
   @ 60 due Sep 08                                          200          (3,000)
                                                                  -------------
                                                                        (25,500)
                                                                  -------------
   Annaly Capital Management, Inc. Calls
   @ 17.5 due Oct 08                                        500         (32,500)
                                                                  -------------
   Anworth Mortgage Asset Corp. Calls
   @ 7.5 due Jul 08                                         200          (1,000)
   @ 7.5 due Oct 08                                         400          (6,000)
                                                                  -------------
                                                                         (7,000)
                                                                  -------------
   Assured Guaranty Ltd. Calls
   @ 30 due Jul 08                                          250          (1,250)
   @ 25 due Oct 08                                          100          (7,100)
   @ 30 due Jan 09                                          150          (7,500)
                                                                  -------------
                                                                        (15,850)
                                                                  -------------
   Citigroup Inc. Calls
   @ 30 due Sep 08                                          200            (800)
   @ 32.5 due Jan 09                                        200          (2,400)
                                                                  -------------
                                                                         (3,200)
                                                                  -------------
   Hudson City Bancorp, Inc. Calls
   @ 17.5 due Jul 08                                        623         (18,690)
                                                                  -------------
   Invesco Ltd. Calls
   @ 30 due Oct 08                                          300          (9,750)
                                                                  -------------
   Investors Bancorp, Inc. Calls
   @ 15 due Jul 08                                          400          (4,000)
   @ 15 due Oct 08                                          100          (1,500)
                                                                  -------------
                                                                         (5,500)
                                                                  -------------
   JPMorgan Chase & Co. Calls
   @ 50 due Sep 08                                          500          (4,500)
   @ 45 due Jan 09                                          250         (28,500)
                                                                  -------------
                                                                        (33,000)
                                                                  -------------
   Lehman Brothers Holdings, Inc. Calls
   @ 25 due Jul 08                                          100          (6,700)
                                                                  -------------
   MFA Mortgage Investments, Inc. Calls
   @ 10 due Jul 08                                          700          (1,750)
   @ 7.5 due Oct 08                                         200          (5,000)
                                                                  -------------
                                                                         (6,750)
                                                                  -------------
   National City Corp. Calls
   @ 10 due Jul 08                                          500          (1,250)
   @ 5 due Oct 08                                           250         (17,500)
   @ 7 due Oct 08                                           250          (3,500)
   @ 7.5 due Jan 09                                         250          (5,000)
                                                                  -------------
                                                                        (27,250)
                                                                  -------------
   NewAlliance Bancshares, Inc. Calls
   @ 15 due Jan 09                                          500         (25,000)
                                                                  -------------

                                                    NUMBER OF
                                                    CONTRACTS         VALUE
                                                  -------------   -------------
   People's United Financial, Inc. Calls
   @ 20 due Aug 08                                          400   $      (2,000)
   @ 17.5 due Aug 08                                        400          (4,000)
   @ 20 due Nov 08                                          100          (1,500)
   @ 17.5 due Nov 08                                        500         (22,500)
   @ 20 due Jan 09                                          500          (7,500)
   @ 22.5 due Jan 09                                        100            (750)
                                                                  -------------
                                                                        (38,250)
                                                                  -------------
   Synovus Financial Corp. Calls
   @ 10 due Nov 08                                          250         (21,250)
                                                                  -------------
   Webster Financial Corp. Calls
   @ 22.5 due Jan 09                                        125         (15,625)
                                                                  -------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $1,217,875)                                $    (291,815)
                                                                  =============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT JUNE 30, 2008, BASED ON SECURITIES OWNED WAS $68,579,480. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT JUNE 30, 2008 WAS $633,822 AND ($16,788,981), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(b) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 1.42%.

(c) INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $1,624,263, REPRESENTING 3.28% OF NET ASSETS.

(d) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

(e) SECURITIES ISSUED BY, OR AN AFFILIATE OF, BROWN BROTHERS HARRIMAN & CO., THE FUNDS' CUSTODIAN.

(f)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

                       SEE NOTES TO FINANCIAL STATEMENTS


                           FINANCIAL SERVICES FUND 15

BURNHAM Financial Industries Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
COMMON STOCKS 96.44%
(PERCENTAGE OF NET ASSETS)
BANKS 11.12%
BANKS - REGIONAL 9.31%
   Bancorp Rhode Island, Inc.+                            5,665   $     161,849
   National City Corp.(f)                                75,000         357,750
   NewAlliance Bancshares, Inc.+,(f)                    100,000       1,248,000
   PacWest Bancorp+                                      30,000         446,400
   TCF Financial Corp.+                                  57,500         691,725
   The Colonial BancGroup, Inc.(a)                       25,000         110,500
   Webster Financial Corp.(f)                            50,000         930,000
                                                                  -------------
                                                                      3,946,224
                                                                  -------------
DIVERSIFIED BANKS 1.81%
   Comerica Inc.(f)                                      30,000         768,900
                                                                  -------------
TOTAL BANKS (COST: $6,827,027)                                        4,715,124
                                                                  -------------
DIVERSIFIED FINANCIALS 59.40%
ASSET MANAGEMENT & CUSTODY BANKS 16.48%
   Ameriprise Financial, Inc.(f)                         45,000       1,830,150
   Federated Investors, Inc., Class B(f)                 40,000       1,376,800
   Invesco Ltd.(f)                                       50,000       1,199,000
   Northern Trust Corp.(f)                               15,000       1,028,550
   State Street Corp.                                     5,000         319,950
   The Bank of New York Mellon Corp.(f)                  32,500       1,229,475
                                                                  -------------
                                                                      6,983,925
                                                                  -------------
INVESTMENT BANKING & BROKERAGE 0.47%
   Lehman Brothers Holdings, Inc.(f)                     10,000         198,100
                                                                  -------------
LIFE & HEALTH INSURANCE 9.04%
   MetLife, Inc.(f)                                      50,000       2,638,500
   Prudential Financial, Inc.(f)                         20,000       1,194,800
                                                                  -------------
                                                                      3,833,300
                                                                  -------------
OTHER DIVERSIFIED FINANCIAL SERVICES 8.00%
   Citigroup Inc.(f)                                    100,000       1,676,000
   JPMorgan Chase & Co.(f)                               50,000       1,715,500
                                                                  -------------
                                                                      3,391,500
                                                                  -------------
PROPERTY & CASUALTY INSURANCE 5.84%
   Assured Guaranty Ltd.(a, f)                           50,000         899,500
   The Chubb Corporation                                 10,000         490,100
   The Travelers Companies, Inc.(f)                      25,000       1,085,000
                                                                  -------------
                                                                      2,474,600
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS 19.57%
   American Capital Agency Corp.+                       192,000       3,194,880
   Annaly Capital Management, Inc.(f)                   150,000       2,326,500
   Anworth Mortgage Asset Corp.(f)                       40,000         260,400
   Capstead Mortgage Corp.+                              90,383         980,656
   MFA Mortgage Investments, Inc.(+,f)                  234,587       1,529,507
                                                                  -------------
                                                                      8,291,943
                                                                  -------------
TOTAL DIVERSIFIED FINANCIALS (COST: $30,572,702)                     25,173,368
                                                                  -------------

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
THRIFTS & MORTGAGE FINANCE 25.92%
THRIFTS & MORTGAGE FINANCE 25.92%
 - FirstFed Financial Corp.(a, f)                        60,000   $     482,400
   Hudson City Bancorp, Inc.(f)                          74,500       1,242,660
 - Investors Bancorp, Inc.(a, f)                        180,527       2,357,683
   People's United Financial, Inc.(f)                   200,000       3,120,000
   Sovereign Bancorp, Inc.(f)                            50,000         368,000
   TFS Financial Corp.+                                 294,558       3,413,927
                                                                  -------------
                                                                     10,984,670
                                                                  -------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $11,828,149)                 10,984,670
                                                                  -------------
TOTAL COMMON STOCKS (COST: $49,227,878)                              40,873,162
                                                                  -------------

                                                      FACE
                                                      VALUE
                                                  -------------
SHORT-TERM INSTRUMENTSB 3.31%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.24%
   Eastern Bank
   4.20%, 11/28/08                                $     100,000         100,000
                                                                  -------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                           100,000
                                                                  -------------
INVESTMENT TRUST 2.01%
   Securities Lending Investment Fund,
   a series of the Brown Brothers
   Investment Trust(c, d)                               849,793         849,793
                                                                  -------------
TOTAL INVESTMENT TRUST (COST: $849,793)                                 849,793
                                                                  -------------
TIME DEPOSIT 1.06%
   Citibank
   1.70%, 7/01/08                                       450,966         450,966
                                                                  -------------
TOTAL TIME DEPOSIT (COST: $450,966)                                     450,966
                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $1,400,759)                       1,400,759
                                                                  -------------
TOTAL INVESTMENTS 99.75%
(COST $50,628,637)                                                $  42,273,921
SHORT SALES (7.38)%
(PROCEEDS $3,882,976)                                                (3,127,503)
CALL OPTIONS WRITTEN (1.17)%
(PREMIUMS RECEIVED $2,020,421)                                         (495,875)
PUT OPTIONS WRITTEN (0.29)%
(PREMIUMS RECEIVED $35,748)                                            (121,640)
CASH AND OTHER ASSETS, LESS LIABILITIES 9.09%                         3,853,122
                                                                  -------------
NET ASSETS 100.00%                                                $  42,382,025
                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS


                          16 FINANCIAL INDUSTRIES FUND

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                      SHARES          VALUE
                                                  -------------   -------------
SHORT SALESE (7.38)%
 - AmeriCredit Corp.                                     25,000   $    (215,500)
   First Niagara Financial Group, Inc.                   36,818        (473,479)
   Jefferies Group, Inc.                                 15,000        (252,300)
 - Knight Capital Group, Inc.                            10,000        (179,800)
   New York Community Bancorp, Inc.                      50,000        (892,000)
   Popular, Inc.                                         30,000        (197,700)
   Regions Financial Corp.(g)                            12,600        (137,466)
   Umpqua Holdings Corp.                                 30,000        (363,900)
   Wells Fargo & Co.(g)                                   5,000        (118,750)
   Westamerica Bancorporationg                            5,640        (296,608)
                                                                  -------------
TOTAL SHORT SALES (PROCEEDS: $3,882,976)                             (3,127,503)
                                                                  -------------

                                                    NUMBER OF
                                                    CONTRACTS
                                                  -------------
CALL OPTIONS WRITTEN (1.17)%
   Ameriprise Financial, Inc. Calls
   @ 50 due Sep 08                                          150         (11,250)
   @ 50 due Jan 09                                          125         (25,625)
   @ 60 due Sep 08                                          100          (1,500)
   @ 65 due Sep 08                                           75            (375)
                                                                  -------------
                                                                        (38,750)
                                                                  -------------
   Annaly Capital Management, Inc. Calls
   @ 17.5 due Jul 08                                        750          (3,750)
   @ 17.5 due Oct 08                                        250         (16,250)
   @ 20 due Jul 08                                          500          (1,250)
                                                                  -------------
                                                                        (21,250)
                                                                  -------------
   Anworth Mortgage Asset Corp. Calls
   @ 7.5 due Jul 08                                         200          (1,000)
   @ 7.5 due Oct 08                                         200          (3,000)
                                                                  -------------
                                                                         (4,000)
                                                                  -------------
   Assured Guaranty Ltd. Calls
   @ 25 due Jul 08                                          100            (500)
   @ 25 due Oct 08                                          100          (7,100)
   @ 30 due Jul 08                                          125            (625)
   @ 30 due Jan 09                                           75          (3,750)
                                                                  -------------
                                                                        (11,975)
                                                                  -------------
   Citigroup Inc. Calls
   @ 27.5 due Sep 08                                        250          (2,000)
   @ 30 due Sep 08                                          100            (400)
   @ 32.5 due Jan 09                                        100          (1,200)
                                                                  -------------
                                                                         (3,600)
                                                                  -------------
   Comerica Inc. Calls
   @ 30 due Oct 08                                          150         (31,500)
   @ 35 due Jul 08                                          150            (750)
                                                                  -------------
                                                                        (32,250)
                                                                  -------------
   Federated Investors, Inc., Class B Calls
   @ 35 due Oct 08                                          200         (47,000)
   @ 40 due Oct 08                                          200         (14,000)
                                                                  -------------
                                                                        (61,000)
                                                                  -------------

                                                    NUMBER OF
                                                    CONTRACTS         VALUE
                                                  -------------   -------------
   FirstFed Financial Corp. Calls
   @ 25 due Sep 08                                          150   $        (750)
   @ 30 due Jan 09                                           75            (938)
   @ 35 due Jan 09                                           75            (750)
                                                                  -------------
                                                                         (2,438)
                                                                  -------------
   Hudson City Bancorp, Inc. Calls
   @ 17.5 due Jul 08                                        745         (22,350)
                                                                  -------------
   Invesco Ltd. Calls
   @ 22.5 due Oct 08                                        200         (49,000)
   @ 30 due Oct 08                                          300          (9,750)
                                                                  -------------
                                                                        (58,750)
                                                                  -------------
   Investors Bancorp, Inc. Calls
   @ 15 due Jul 08                                          200          (2,000)
   @ 15 due Oct 08                                        1,200         (18,000)
   @ 17.5 due Oct 08                                        200          (2,500)
                                                                  -------------
                                                                        (22,500)
                                                                  -------------
   JPMorgan Chase & Co. Calls
   @ 45 due Jan 09                                          250         (28,500)
   @ 50 due Sep 08                                          250          (2,250)
                                                                  -------------
                                                                        (30,750)
                                                                  -------------
   Lehman Brothers Holdings, Inc. Calls
   @ 25 due Jul 08                                          100          (6,700)
                                                                  -------------
   MetLife, Inc. Calls
   @ 65 due Sep 08                                          250          (8,500)
   @ 70 due Jan 09                                          250         (12,500)
                                                                  -------------
                                                                        (21,000)
                                                                  -------------
   MFA Mortgage Investments, Inc. Calls
   @ 7.5 due Oct 08                                         100          (2,500)
   @ 10 due Jul 08                                          350            (875)
                                                                  -------------
                                                                         (3,375)
                                                                  -------------
   National City Corp. Calls
   @ 5 due Oct 08                                           250         (17,500)
   @ 7 due Oct 08                                           125          (1,750)
   @ 7.5 due Jan 09                                         125          (2,500)
   @ 10 due Jul 08                                          250            (625)
                                                                  -------------
                                                                        (22,375)
                                                                  -------------
   NewAlliance Bancshares, Inc. Calls
   @ 15 due Jan 09                                          250         (12,500)
                                                                  -------------
   Northern Trust Corp. Calls
   @ 80 due Jan 09                                           75         (24,000)
   @ 90 due Jul 08                                           75            (562)
                                                                  -------------
                                                                        (24,562)
                                                                  -------------
   People's United Financial, Inc. Calls
   @ 17.5 due Aug 08                                      1,200         (12,000)
   @ 17.5 due Nov 08                                        250         (11,250)
   @ 20 due Aug 08                                          200          (1,000)
   @ 20 due Nov 08                                           50            (750)
   @ 20 due Jan 09                                          250          (3,750)
   @ 22.5 due Jan 09                                         50            (375)
                                                                  -------------
                                                                        (29,125)
                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


                          FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                    NUMBER OF
                                                    CONTRACTS         VALUE
                                                  -------------   -------------
   Prudential Financial, Inc. Calls
   @ 75 due Jan 09                                           50   $     (12,500)
   @ 80 due Sep 08                                          100          (4,000)
   @ 105 due Jan 09                                          50            (375)
                                                                  -------------
                                                                        (16,875)
                                                                  -------------
   Sovereign Bancorp, Inc. Calls
   @ 7.5 due Aug 08                                         250         (20,000)
                                                                  -------------
   The Bank of New York Mellon Corp. Calls
   @ 47.5 due Sep 08                                        100          (4,000)
   @ 50 due Jan 09                                          100          (9,500)
                                                                  -------------
                                                                        (13,500)
                                                                  -------------
   The Travelers Companies, Inc. Calls
   @ 55 due Jul 08                                          250            (625)
                                                                  -------------
   Webster Financial Corp. Calls
   @ 22.5 due Jan 09                                        125         (15,625)
                                                                  -------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $2,020,421)                                     (495,875)
                                                                  -------------
PUT OPTIONS WRITTEN (0.29)%
   Regions Financial Corp. Puts
   @ 17.5 due Jul 08                                         26         (16,640)
   @ 17.5 due Nov 08                                        100         (69,000)
                                                                  -------------
                                                                        (85,640)
                                                                  -------------
   Wells Fargo & Co. Puts
   @ 27.5 due Jul 08                                         50         (20,500)
                                                                  -------------
   Westamerica Bancorporation Puts
   @ 50 due Oct 08                                           50         (15,500)
                                                                  -------------
TOTAL PUT OPTIONS WRITTEN
(PREMIUMS RECEIVED: $35,748)                                      $    (121,640)
                                                                  =============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT JUNE 30, 2008, BASED ON SECURITIES OWNED WAS $50,628,637. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT JUNE 30, 2008 WAS $719,435 AND ($9,074,151), RESPECTIVELY.

+    SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD
     SHORT.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(b) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 1.30%.

(c) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

(d) SECURITIES ISSUED BY, OR AN AFFILIATE OF, BROWN BROTHERS HARRIMAN & CO., THE FUNDS' CUSTODIAN.

(e) THE FUNDS ARE REQUIRED TO ESTABLISH A MARGIN ACCOUNT WITH THE BROKER LENDING THE SECURITY SOLD SHORT. WHILE THE SHORT SALE IS OUTSTANDING, THE BROKER RETAINS THE PROCEEDS OF THE SHORT SALE AND THE FUND MUST MAINTAIN A DEPOSIT WITH THE BROKER CONSISTING OF CASH AND SECURITIES HAVING VALUE EQUAL TO A SPECIFIED PERCENTAGE OF THE VALUE OF THE SECURITIES SOLD SHORT. THE FUND IS OBLIGATED TO PAY THE COUNTERPARTY ANY DIVIDENDS OR INTEREST DUE ON SECURITIES SOLD SHORT. SUCH DIVIDENDS AND INTEREST ARE RECORDED AS AN EXPENSE TO THE FUND.

(f)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

(g)  SECURITIES OR PARTIAL SECURITIES ON WHICH PUT OPTIONS WERE WRITTEN.

                       SEE NOTES TO FINANCIAL STATEMENTS


                          18 FINANCIAL INDUSTRIES FUND

BURNHAM U.S.Government Money Market Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                       FACE
                                                      VALUE           VALUE
                                                  -------------   -------------
SHORT-TERM INSTRUMENTS 100.10%
(PERCENTAGE OF NET ASSETS)
U.S. TREASURY OBLIGATIONS 49.31%
   U.S. Treasury Bills
   0.50%, 7/03/08                                 $  25,000,000   $  24,999,305
   1.20%, 7/31/08                                    25,000,000      24,975,000
   1.25%, 8/14/08                                    25,000,000      24,961,806
   1.10%, 9/11/08                                    50,000,000      49,890,000
                                                                  -------------
                                                                    124,826,111
                                                                  -------------
   U.S. Treasury Notes
   4.875%, 5/31/09                                   10,000,000      10,253,671
   4.875%, 6/30/09                                   10,000,000      10,220,353
                                                                  -------------
                                                                     20,474,024
                                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST: $145,300,135)                                             145,300,135
                                                                  -------------
REPURCHASE AGREEMENTS 50.76%
   Bank of America Corp.,
   2.05% dated 6/30/08, to be
   repurchased at $70,003,986 on
   7/01/08 (collateralized by
   $76,882,181 GNMA,
   4.50%-6.00% due
   9/15/37-6/20/38,
   value $71,400,000)                                70,000,000      70,000,000
                                                                  -------------
   JPMorgan Chase & Co.,
   2.20% dated 6/30/08, to be
   repurchased at $70,004,278 on
   7/01/08 (collateralized by
   $71,439,353 GNMA,
   5.50% due 6/15/38,
   value $71,402,857)                                70,000,000      70,000,000
                                                                  -------------
   The Goldman Sachs Group, Inc.,
   2.00% dated 6/30/08, to be
   repurchased at $9,600,533 on
   7/01/08 (collateralized by
   $867,095,484 GNMA,
   0.00%-6.13% due
   2/20/29-8/20/37,
   value $9,792,000)                                  9,600,000       9,600,000
                                                                  -------------
TOTAL REPURCHASE AGREEMENTS (COST: $149,600,000)                    149,600,000
                                                                  -------------
TIME DEPOSIT 0.03%
   Brown Brothers Harriman & Co.(a)
   1.70%, 7/01/08                                        92,073          92,073
                                                                  -------------
TOTAL TIME DEPOSIT (COST: $92,073)                                       92,073
                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $294,992,208)                   294,992,208
                                                                  -------------

                                                                      VALUE
                                                                  -------------
TOTAL INVESTMENTS 100.10%
(COST $294,992,208)*                                              $ 294,992,208
LIABILITIES, LESS CASH AND OTHER ASSETS (0.10)%                        (297,575)
                                                                  -------------
NET ASSETS 100.00%                                                $ 294,694,633
                                                                  =============

*    AGGREGATE COST FOR FEDERAL TAX PURPOSES.

(a) SECURITIES ISSUED BY, OR AN AFFILIATE OF, BROWN BROTHERS HARRIMAN & CO., THE FUNDS' CUSTODIAN.

                       SEE NOTES TO FINANCIAL STATEMENTS


                      U.S. GOVERNMENT MONEY MARKET FUND 19

STATEMENTS OF ASSETS & LIABILITIES AS OF JUNE 30, 2008 -- (UNAUDITED)

                                                                                   BURNHAM          BURNHAM            BURNHAM
                                                                    BURNHAM       FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                      FUND      SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                  -----------   -------------   ---------------   ------------------
ASSETS
   Investments:
      Investments at cost of unaffiliated securities(9,15)        $60,827,031    $ 68,285,506     $50,628,637        $145,392,208
      Investments at cost of affiliated securities(11,15)                  --         293,974              --                  --
      Repurchase agreements                                                --              --              --         149,600,000
      Net unrealized appreciation/(depreciation) of investments    33,477,709     (16,155,159)     (8,354,716)                 --
                                                                  -----------    ------------     -----------        ------------
      Total investments at value                                   94,304,740      52,424,321      42,273,921         294,992,208
   Cash in bank                                                            --              --       1,235,022                  --
   Cash on deposit for securities sold short                               --              --       4,487,342                  --
   Dividends and interest receivable                                   11,789         196,661         217,243              51,413
   Receivable for capital stock sold                                      272          19,334         436,895                  --
   Receivable for investments sold                                  3,641,720       1,017,114         500,057                  --
   Receivable from investment advisor(5)                                1,870          12,207           7,547                  --
   Prepaid expenses                                                    18,794          19,064          26,449               8,703
                                                                  -----------    ------------     -----------        ------------
   Total assets                                                    97,979,185      53,688,701      49,184,476         295,052,324
                                                                  -----------    ------------     -----------        ------------
LIABILITIES
   Collateral on securities loaned, at value                        5,598,489       2,489,179         849,793                  --
   Payable for dividend declared                                        4,902              --             373             112,251
   Payable for dividend declared on short sales                            --              --          16,200                  --
   Payable for fund shares redeemed                                    95,579         865,343         133,664              22,586
   Payable for investments purchased                                       --         269,349       1,966,242                  --
   Short sales at value(**,16)                                             --              --       3,127,503                  --
   Options written at value(*,6,16)                                        --         291,815         617,515                  --
   Payable for auditing and legal fees                                 40,512          45,690          23,026              43,451
   Payable for administration fees(1)                                  11,725           6,972           5,741              33,968
   Payable for investment advisory fees(2)                             46,901          34,898          34,447              99,266
   Payable for distribution fees and service fees(3)                   20,110          19,202          14,681                  --
   Payable for printing fees                                               --          28,178           4,277              19,660
   Payable for transfer agent fees                                     12,655          28,231           3,015               6,375
   Accrued expenses and other payables                                 13,781          21,919           5,974              20,134
                                                                  -----------    ------------     -----------        ------------
   Total liabilities                                                5,844,654       4,100,776       6,802,451             357,691
                                                                  -----------    ------------     -----------        ------------
NET ASSETS                                                        $92,134,531    $ 49,587,925     $42,382,025        $294,694,633
                                                                  ===========    ============     ===========        ============
ANALYSIS OF NET ASSETS(7)
BY SOURCE:
   Par value                                                      $   336,491    $    341,001     $   456,145        $ 29,469,463
   Capital paid-in                                                 58,752,010      65,223,759      46,763,542         265,225,170
   Accumulated undistributed net investment income                    487,182         530,642         358,135                  --
   Accumulated net realized gain/(loss) on investments               (918,861)     (1,278,378)        964,792                  --
   Net unrealized appreciation/(depreciation) of investments,
      written options and short sales                              33,477,709     (15,229,099)     (6,160,589)                 --
                                                                  -----------    ------------     -----------        ------------
NET ASSETS                                                        $92,134,531    $ 49,587,925     $42,382,025        $294,694,633
                                                                  ===========    ============     ===========        ============
BY SHARE CLASS:
   NET ASSETS
   Class A:                                                       $91,242,847    $ 38,585,929     $37,182,519        $294,694,633
   Class B:                                                       $   834,199    $ 10,493,177     $        --        $         --
   Class C:                                                       $    57,485    $    508,819     $ 5,199,506        $         --
   NAV (PAR VALUE $0.10 PER SHARE)
   Class A:                                                       $     27.38    $      14.72     $      9.30        $       1.00
   Class B:                                                       $     27.34    $      13.94     $        --        $         --
   Class C:                                                       $     26.81    $      14.47     $      9.20        $         --
   CAPITAL SHARES OUTSTANDING(8)
   (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
   Class A:                                                         3,332,248       2,622,177       3,996,528         294,694,633
   Class B:                                                            30,514         752,666              --                  --
   Class C:                                                         2,144.392          35,172         564,919                  --

* THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FINANCIAL SERVICES FUND $1,217,875, AND BURNHAM FINANCIAL INDUSTRIES FUND $2,056,169.

**   THE PAYABLES FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE FOLLOWING
     AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $3,882,976.

                        SEE NOTES TO FINANCIAL STATEMENTS


                             20 ASSETS & LIABILITIES

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 -- (UNAUDITED)

                                                                       BURNHAM          BURNHAM            BURNHAM
                                                         BURNHAM      FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                           FUND      SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                       -----------   -------------   ---------------   -----------------
INVESTMENT INCOME
   Dividends*                                          $   581,337    $    949,005     $   668,188         $       --
   Interest                                                104,835          36,601          30,075          4,291,303
   Securities lending (net of fees)(9)                      44,479           6,524             492                 --
   Income on securities sold short                              --              --          60,627                 --
   Other income                                                 23           6,264             310                 --
                                                       -----------    ------------     -----------         ----------
   Total income                                            730,674         998,394         759,692          4,291,303
                                                       -----------    ------------     -----------         ----------
EXPENSES
   Administration fees(1)                                   70,927          46,305          27,615            226,650
   Investment advisory fees(2)                             283,707         231,525         165,693            682,939
   Performance fees                                             --              --          16,423                 --
   Dividends on securities sold short                           --              --          81,454                 --
   Service fees (Class B)(3)                                 1,355          16,151              --                 --
   Service fees (Class C)(3)                                    79             649           6,104                 --
   Distribution fees (Class A)(3)                          116,777          60,375          47,906                 --
   Distribution fees (Class B)(3)                            4,066          48,452              --                 --
   Distribution fees (Class C)(3)                              237           1,947          18,312                 --
   Transfer agent fees                                      61,715          89,201          30,815             41,102
   Audit and legal fees                                     43,824          43,093          29,272             77,483
   Reports to shareholders                                   3,394          20,415           6,986             10,993
   Trustees' fees and expenses                              13,565          13,888           4,524             40,761
   Custodian fees                                           11,241          19,356          17,895             18,098
   Registration fees and expenses                            5,030           5,275           3,203              9,332
   Fund accounting expenses                                 15,441          12,158           6,673             34,147
   Miscellaneous expenses                                   41,045          49,970          24,355             69,311
                                                       -----------    ------------     -----------         ----------
   Total expenses before reimbursement                     672,403         658,760         487,230          1,210,816
   Plus net contractual reimbursement by advisor(5)         (8,946)       (112,831)        (49,754)                --
                                                       -----------    ------------     -----------         ----------
   Total expenses after reimbursement                      663,457         545,929         437,476          1,210,816
                                                       -----------    ------------     -----------         ----------
NET INVESTMENT INCOME                                  $    67,217    $    452,465     $   322,216         $3,080,487
                                                       ===========    ============     ===========         ==========
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS, WRITTEN OPTIONS & SHORT SALES
REALIZED GAIN/(LOSS) FROM SECURITIES, OPTIONS AND
   SHORT SALES TRANSACTIONS:(6)
   Realized loss on securities                          (2,167,386)     (3,568,364)     (1,593,799)                --
   Realized gain from written options                      161,012       1,839,761       1,486,281                 --
   Realized gain from short sales                               --              --       1,111,618                 --
                                                       -----------    ------------     -----------         ----------
   Net realized gain/(loss) from securities, written
      options and short sales transactions              (2,006,374)     (1,728,603)      1,004,100                 --
                                                       -----------    ------------     -----------         ----------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Net unrealized depreciation of investments           (6,776,015)     (9,898,231)     (7,251,592)                --
   Net unrealized appreciation
      of written options transactions                       47,893          22,048         913,006                 --
   Net unrealized appreciation
      of short sales transactions                               --              --         429,575                 --
                                                       -----------    ------------     -----------         ----------
   Net unrealized depreciation of investments,
      written options and short sales transactions      (6,728,122)     (9,876,183)     (5,909,011)                --
                                                       -----------    ------------     -----------         ----------
   Net realized and unrealized loss on investments,
      written options and short sales transactions      (8,734,496)    (11,604,786)     (4,904,911)                --
                                                       -----------    ------------     -----------         ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $(8,667,279)   $(11,152,321)    $(4,582,695)        $3,080,487
                                                       ===========    ============     ===========         ==========

*    NET OF FOREIGN TAXES WITHHELD OF $997 FOR THE BURNHAM FUND.

                       SEE NOTES TO FINANCIAL STATEMENTS


                                  OPERATIONS 21

STATEMENTS OF CHANGES IN NET ASSETS

                                                              BURNHAM FUND                    BURNHAM FINANCIAL SERVICES FUND
                                               ----------------------------------------  ----------------------------------------
                                               FOR THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE PERIOD ENDED  FOR THE YEAR ENDED
                                                   JUNE 30, 2008        DECEMBER 31,         JUNE 30, 2008         DECEMBER 31,
                                                    (UNAUDITED)             2007              (UNAUDITED)             2007
                                               --------------------  ------------------  --------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income                           $     67,217          $    279,789        $    452,465          $    492,097
   Net realized gain/(loss) from transactions        (2,006,374)            5,042,677          (1,728,603)           10,463,096
   Unrealized appreciation/(depreciation)            (6,728,122)            9,108,532          (9,876,183)          (28,132,397)
                                                   ------------          ------------        ------------          ------------
   Net increase/(decrease) in net assets
      resulting from operations                      (8,667,279)           14,430,998         (11,152,321)          (17,177,204)
                                                   ------------          ------------        ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
   Class A shares                                            --              (175,652)                 --              (249,136)
   Class C shares                                            --                    --                  --                    --
                                                   ------------          ------------        ------------          ------------
      Total distributions from net investment
         income                                              --              (175,652)                 --              (249,136)
                                                   ------------          ------------        ------------          ------------
FROM REALIZED GAINS FROM SECURITIES
   TRANSACTIONS:
   Class A shares                                            --            (3,740,144)                 --            (4,988,639)
   Class B shares                                            --               (51,645)                 --            (1,319,403)
   Class C shares                                            --                  (399)                 --               (41,574)
                                                   ------------          ------------        ------------          ------------
      Total distributions from realized gains                --            (3,792,188)                 --            (6,349,616)
                                                   ------------          ------------        ------------          ------------
   Total distributions to shareholders                       --            (3,967,840)                 --            (6,598,752)
                                                   ------------          ------------        ------------          ------------
   Increase/(decrease) in net assets derived
      from capital share transactions                (4,597,194)           (6,052,619)        (13,552,768)          (56,636,971)
   Redemption fees(14)                                       --                    36               1,876                 2,867
                                                   ------------          ------------        ------------          ------------
   Increase/(decrease) in net assets for the
      period                                        (13,264,473)            4,410,575         (24,703,213)          (80,410,060)
NET ASSETS
   Beginning of period                              105,399,004           100,988,429          74,291,138           154,701,198
                                                   ------------          ------------        ------------          ------------
END OF PERIOD                                      $ 92,134,531          $105,399,004        $ 49,587,925          $ 74,291,138
                                                   ============          ============        ============          ============
UNDISTRIBUTED NET INVESTMENT INCOME, END OF
   PERIOD                                          $    487,182          $    419,965        $    530,642          $     78,177
                                                   ============          ============        ============          ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            22 CHANGES IN NET ASSETS

                                                           BURNHAM FINANCIAL                      BURNHAM U.S. GOVERNMENT
                                                            INDUSTRIES FUND                          MONEY MARKET FUND
                                               ----------------------------------------  ----------------------------------------
                                               FOR THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE PERIOD ENDED  FOR THE YEAR ENDED
                                                   JUNE 30, 2008        DECEMBER 31,         JUNE 30, 2008        DECEMBER 31,
                                                    (UNAUDITED)             2007              (UNAUDITED)             2007
                                               --------------------  ------------------  --------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income                            $   322,216        $    374,964          $  3,080,487         $ 11,727,036
   Net realized gain/(loss) from transactions         1,004,100           3,588,282                    --                   --
   Unrealized appreciation/(depreciation)            (5,909,011)         (4,404,793)                   --                   --
                                                    -----------        ------------          ------------         ------------
   Net increase/(decrease) in net assets
      resulting from operations                      (4,582,695)           (441,547)            3,080,487           11,727,036
                                                    -----------        ------------          ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
   Class A shares                                            --            (338,512)           (3,080,487)         (11,727,036)
   Class C shares                                            --             (35,937)                   --                   --
                                                    -----------        ------------          ------------         ------------
      Total distributions from net investment
         income                                              --            (374,449)           (3,080,487)         (11,727,036)
                                                    -----------        ------------          ------------         ------------
FROM REALIZED GAINS FROM SECURITIES
   TRANSACTIONS:
   Class A shares                                            --          (3,152,885)                   --                   --
   Class B shares                                            --                  --                    --                   --
   Class C shares                                            --            (689,271)                   --                   --
                                                    -----------        ------------          ------------         ------------
      Total distributions from realized gains                --          (3,842,156)                   --                   --
                                                    -----------        ------------          ------------         ------------
   Total distributions to shareholders                       --          (4,216,605)           (3,080,487)         (11,727,036)
                                                    -----------        ------------          ------------         ------------
   Increase/(decrease) in net assets derived
      from capital share transactions                20,082,594          (6,573,771)          (65,093,523)          84,285,719
   Redemption fees(14)                                      809               1,337                    --                   --
                                                    -----------        ------------          ------------         ------------
   Increase/(decrease) in net assets for the
      period                                         15,500,708         (11,230,586)          (65,093,523)          84,285,719
NET ASSETS
   Beginning of period                               26,881,317          38,111,903           359,788,156          275,502,437
                                                    -----------        ------------          ------------         ------------
END OF PERIOD                                       $42,382,025        $ 26,881,317          $294,694,633         $359,788,156
                                                    ===========        ============          ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME, END OF
   PERIOD                                           $   358,135        $     35,919          $         --         $         --
                                                    ===========        ============          ============         ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 23

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                                                                                          BURNHAM FINANCIAL
                                                              BURNHAM FUND                  SERVICES FUND
                                                      ----------------------------   ----------------------------
                                                         FOR THE         FOR THE        FOR THE         FOR THE
                                                       PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                                      JUNE 30, 2008   DECEMBER 31,   JUNE 30, 2008   DECEMBER 31,
                                                       (UNAUDITED)        2007        (UNAUDITED)        2007
                                                      -------------   ------------   -------------   ------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                    $   476,329    $  1,612,525   $  8,875,318    $ 25,588,548
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              --       3,502,746             --       4,574,877
   Cost of shares redeemed                              (4,573,724)    (10,573,989)   (20,427,904)    (79,488,923)
                                                       -----------    ------------   ------------    ------------
NET INCREASE/(DECREASE)                                $(4,097,395)   $ (5,458,718)  $(11,552,586)   $(49,325,498)
                                                       ===========    ============   ============    ============
CLASS B
   Net proceeds from sale of shares                    $        --    $         --   $         --    $         --
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              --          50,790             --       1,212,051
   Cost of shares redeemed                                (486,624)       (713,468)    (2,150,604)     (8,510,018)
                                                       -----------    ------------   ------------    ------------
NET DECREASE                                           $  (486,624)   $   (662,678)  $ (2,150,604)   $ (7,297,967)
                                                       ===========    ============   ============    ============
CLASS C
   Net proceeds from sale of shares                    $        --    $     73,209   $    280,769    $    455,341
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              --             326             --          36,775
   Cost of shares redeemed                                 (13,175)         (4,758)      (130,347)       (505,622)
                                                       -----------    ------------   ------------    ------------
NET INCREASE/(DECREASE)                                $   (13,175)   $     68,777   $    150,422    $    (13,506)
                                                       ===========    ============   ============    ============
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                          $(4,597,194)   $ (6,052,619)  $(13,552,768)   $(56,636,971)
                                                       ===========    ============   ============    ============

SHARE TRANSACTIONS
CLASS A
   Shares sold                                              17,621          55,026        514,864       1,233,208
   Shares issued for reinvestments                              --         118,246             --         262,773
   Shares redeemed                                        (167,050)       (374,015)    (1,218,257)     (3,806,911)
                                                       -----------    ------------   ------------    ------------
NET INCREASE/(DECREASE)                                   (149,429)       (200,743)      (703,393)     (2,310,930)
                                                       ===========    ============   ============    ============
CLASS B
   Shares sold                                                  --              --             --              --
   Shares issued for reinvestments                              --           1,712             --          73,192
   Shares redeemed                                         (17,833)        (25,348)      (135,454)       (431,036)
                                                       -----------    ------------   ------------    ------------
NET DECREASE                                               (17,833)        (23,636)      (135,454)       (357,844)
                                                       ===========    ============   ============    ============
CLASS C
   Shares sold                                                  --           2,539         16,961          21,595
   Shares issued for reinvestments                              --              11             --           2,141
   Shares redeemed                                            (492)           (155)        (8,145)        (25,651)
                                                       -----------    ------------   ------------    ------------
NET INCREASE/(DECREASE)                                       (492)          2,395          8,816          (1,915)
                                                       ===========    ============   ============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            24 CHANGES IN NET ASSETS

                                                            BURNHAM FINANCIAL           BURNHAM U.S. GOVERNMENT
                                                             INDUSTRIES FUND               MONEY MARKET FUND
                                                      ----------------------------   -----------------------------
                                                         FOR THE         FOR THE        FOR THE         FOR THE
                                                       PERIOD ENDED    YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                      JUNE 30, 2008   DECEMBER 31,   JUNE 30, 2008    DECEMBER 31,
                                                       (UNAUDITED)        2007        (UNAUDITED)        2007
                                                      -------------   ------------   -------------   -------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                    $27,916,717    $ 10,052,686   $ 120,176,311   $ 324,479,275
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              --       2,932,028       2,965,651      11,727,036
   Cost of shares redeemed                              (9,202,324)    (19,508,512)   (188,235,485)   (251,920,592)
                                                       -----------    ------------   -------------   -------------
NET INCREASE/(DECREASE)                                $18,714,393    $ (6,523,798)  $ (65,093,523)  $  84,285,719
                                                       ===========    ============   =============   =============
CLASS B
   Net proceeds from sale of shares                    $        --    $         --   $          --   $          --
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              --              --              --              --
   Cost of shares redeemed                                      --              --              --              --
                                                       -----------    ------------   -------------   -------------
NET DECREASE                                           $        --    $         --   $          --   $          --
                                                       ===========    ============   =============   =============
CLASS C
   Net proceeds from sale of shares                    $ 2,348,379    $  1,034,529   $          --   $          --
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              --         532,190              --              --
   Cost of shares redeemed                                (980,178)     (1,616,692)             --              --
                                                       -----------    ------------   -------------   -------------
NET INCREASE/(DECREASE)                                $ 1,368,201    $    (49,973)  $          --   $          --
                                                       ===========    ============   =============   =============
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                          $20,082,594    $ (6,573,771)  $ (65,093,523)  $  84,285,719
                                                       ===========    ============   =============   =============
SHARE TRANSACTIONS
CLASS A
   Shares sold                                           2,746,398         825,563     120,176,311     324,479,275
   Shares issued for reinvestments                              --         288,019       2,965,651      11,727,036
   Shares redeemed                                        (927,940)     (1,579,845)   (188,235,485)   (251,920,592)
                                                       -----------    ------------   -------------   -------------
NET INCREASE/(DECREASE)                                  1,818,458        (466,263)    (65,093,523)     84,285,719
                                                       ===========    ============   =============   =============
CLASS B
   Shares sold                                                  --              --              --              --
   Shares issued for reinvestments                              --              --              --              --
   Shares redeemed                                              --              --              --              --
                                                       -----------    ------------   -------------   -------------
NET DECREASE                                                    --              --              --              --
                                                       ===========    ============   =============   =============
CLASS C
   Shares sold                                             233,879          84,027              --              --
   Shares issued for reinvestments                              --          52,640              --              --
   Shares redeemed                                         (98,180)       (136,555)             --              --
                                                       -----------    ------------   -------------   -------------
NET INCREASE/(DECREASE)                                    135,699             112              --              --
                                                       ===========    ============   =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 25

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                  -----------------------------------------------   ---------------------------------------------
                                                           NET                                     DISTRIBUTIONS
                                                       GAINS/(LOSS)                                    FROM
                      NET ASSET        NET            ON SECURITIES                  DIVIDENDS     CAPITAL GAINS
                        VALUE       INVESTMENT         AND OPTIONS     TOTAL FROM    (FROM NET   (FROM SECURITIES
                      BEGINNING       INCOME         (BOTH REALIZED    INVESTMENT   INVESTMENT      AND OPTIONS         TOTAL
                      OF PERIOD       (LOSS)         AND UNREALIZED)   OPERATIONS     INCOME)      TRANSACTIONS)    DISTRIBUTIONS
                      ---------   -------------     ----------------   ----------   ----------   ----------------   -------------
BURNHAM FUND
CLASS A SHARES
6/30/08 (unaudited)     $29.84        $ 0.02(b)          $(2.48)         $(2.46)      $   --         $   --            $   --
12/31/07                 26.89          0.08(b)            4.03            4.11        (0.05)         (1.11)            (1.16)
12/31/06                 26.97          0.18(b)            2.02            2.20        (0.15)         (2.13)            (2.28)
12/31/05                 26.60          0.11(b)            1.38            1.49        (0.09)         (1.03)            (1.12)
12/31/04                 26.94          0.09(b)            1.80            1.89        (0.20)         (2.03)            (2.23)
12/31/03                 22.85          0.13               4.77            4.90        (0.05)         (0.76)            (0.81)
CLASS B SHARES
6/30/08 (unaudited)     $29.90        $(0.07)(b)         $(2.49)         $(2.56)      $   --         $   --            $   --
12/31/07                 27.10          0.01(b)            3.90            3.91           --          (1.11)            (1.11)
12/31/06                 27.23         (0.03)(b)           2.03            2.00           --          (2.13)            (2.13)
12/31/05                 26.96         (0.05)(b)           1.35            1.30           --          (1.03)            (1.03)
12/31/04                 27.30         (0.11)(b)           1.80            1.69           --          (2.03)            (2.03)
12/31/03                 23.27         (0.07)              4.86            4.79           --          (0.76)            (0.76)
CLASS C SHARES
6/30/08 (unaudited)     $29.32        $(0.08)(b)         $(2.43)         $(2.51)      $   --         $   --            $   --
12/31/07                 26.59          0.10(b)            3.74            3.84           --          (1.11)            (1.11)
12/31/06                 26.75         (0.05)(b)           2.02            1.97           --          (2.13)            (2.13)
12/31/05                 26.50         (0.06)(b)           1.34            1.28           --          (1.03)            (1.03)
12/31/04(f)              26.68         (0.07)(b)           2.08            2.01        (0.16)         (2.03)            (2.19)
BURNHAM FINANCIAL
   SERVICES FUND
CLASS A SHARES
6/30/08 (unaudited)     $17.70        $ 0.14(b)          $(3.12)         $(2.98)      $   --         $   --            $   --
12/31/07                 22.56          0.12(b)           (3.30)          (3.18)       (0.08)         (1.60)            (1.68)
12/31/06                 21.15          0.17(b)            3.42            3.59        (0.17)         (2.01)            (2.18)
12/31/05                 22.51          0.25(b)           (0.18)           0.07        (0.22)         (1.21)            (1.43)
12/31/04                 24.44          0.09(b)            3.11            3.20        (0.11)         (5.02)            (5.13)
12/31/03                 18.33          0.07(b)            7.36            7.43        (0.03)         (1.29)            (1.32)
CLASS B SHARES
6/30/08 (unaudited)     $16.84        $ 0.07(b)          $(2.97)         $(2.90)      $   --         $   --            $   --
12/31/07                 21.61         (0.03)(b)          (3.14)          (3.17)          --          (1.60)            (1.60)
12/31/06                 20.35          0.00(b,c)          3.27            3.27           --          (2.01)            (2.01)
12/31/05                 21.68          0.09(b)           (0.16)          (0.07)       (0.05)         (1.21)            (1.26)
12/31/04                 23.80         (0.09)(b)           2.99            2.90           --          (5.02)            (5.02)
12/31/03                 17.97         (0.09)(b)           7.21            7.12           --          (1.29)            (1.29)
CLASS C SHARES
6/30/08 (unaudited)     $17.47        $ 0.08(b)          $(3.08)         $(3.00)      $   --         $   --            $   --
12/31/07                 22.36         (0.03)(b)          (3.26)          (3.29)          --          (1.60)            (1.60)
12/31/06                 21.05         (0.02)(b)           3.42            3.40        (0.08)         (2.01)            (2.09)
12/31/05(g)              20.60          0.11(b)            1.78            1.89        (0.23)         (1.21)            (1.44)

                        SEE NOTES TO FINANCIAL STATEMENTS


                             26 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                    NET ASSET
                                      VALUE
                      REDEMPTION      END OF      TOTAL
                          FEE         PERIOD    RETURN %
                      ----------    ---------   --------
BURNHAM FUND
CLASS A SHARES
6/30/08 (unaudited)        $0.00(c)   $27.38       (8.24)(a)
12/31/07                    0.00(c)    29.84       15.31
12/31/06                    0.00(c)    26.89        8.11
12/31/05                    0.00(c)    26.97        5.55
12/31/04                    0.00(c)    26.60        7.01
12/31/03                      --       26.94       21.60
CLASS B SHARES
6/30/08 (unaudited)        $0.00(c)   $27.34       (8.56)(a)
12/31/07                    0.00(c)    29.90       14.40
12/31/06                    0.00(c)    27.10        7.34
12/31/05                      --       27.23        4.77
12/31/04                    0.00(c)    26.96        6.24
12/31/03                      --       27.30       20.67
CLASS C SHARES
6/30/08 (unaudited)        $0.00(c)   $26.81       (8.56)(a)
12/31/07                    0.00(c)    29.32       14.46
12/31/06                    0.00(c)    26.59        7.32
12/31/05                      --       26.75        4.77
12/31/04(f)                 0.00(c)    26.50        7.54(a)
BURNHAM FINANCIAL
   SERVICES FUND
CLASS A SHARES
6/30/08 (unaudited)        $0.00(c)   $14.72      (16.89)(a)
12/31/07                    0.00(c)    17.70      (13.96)
12/31/06                    0.00(c)    22.56       17.02
12/31/05                    0.00(c)    21.15        0.37
12/31/04                    0.00(c)    22.51       13.13
12/31/03                      --       24.44       40.66
CLASS B SHARES
6/30/08 (unaudited)        $0.00(c)   $13.94      (17.22)(a)
12/31/07                    0.00(c)    16.84      (14.57)
12/31/06                    0.00(c)    21.61       16.15
12/31/05                      --       20.35       (0.34)
12/31/04                    0.00(c)    21.68       12.26
12/31/03                      --       23.80       39.75
CLASS C SHARES
6/30/08 (unaudited)        $0.00(c)   $14.47      (17.17)(a)
12/31/07                    0.00(c)    17.47      (14.58)
12/31/06                    0.00(c)    22.36       16.15
12/31/05(g)                 0.00(c)    21.05        9.19(a)

                                                   RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------
                                      RATIO OF TOTAL    RATIO OF TOTAL
                                      EXPENSES AFTER    EXPENSES BEFORE
                       NET ASSETS,    REIMBURSEMENT/     REIMBURSEMENT/     RATIO OF NET
                          END OF         RECOVERY           RECOVERY       INCOME/(LOSS)     PORTFOLIO
                          PERIOD        TO AVERAGE         TO AVERAGE        TO AVERAGE       TURNOVER
                       (IN $000'S)   NET ASSETS %(5)    NET ASSETS %(5)     NET ASSETS %       RATE %
                       -----------   ---------------    ---------------    -------------     ---------
BURNHAM FUND
CLASS A SHARES
6/30/08 (unaudited)      $ 91,243        1.39(d)            1.41(d)            0.15(d)          19.7
12/31/07                  103,876        1.39               1.38               0.28             61.5
12/31/06                   99,031        1.39               1.41               0.65             79.0
12/31/05                  110,562        1.39               1.39               0.43             76.3
12/31/04                  119,132        1.39               1.39               0.35             59.4
12/31/03                  126,868        1.39               1.39               0.51             91.3
CLASS B SHARES
6/30/08 (unaudited)      $    834        2.14(d)            2.16(d)           (0.50)(d)         19.7
12/31/07                    1,446        2.14               2.13               0.04             61.5
12/31/06                    1,951        2.14               2.16              (0.10)            79.0
12/31/05                    2,682        2.14               2.14              (0.20)            76.3
12/31/04                    3,793        2.14               2.14              (0.40)            59.4
12/31/03                    4,380        2.14               2.14              (0.24)            91.3
CLASS C SHARES
6/30/08 (unaudited)      $     57        2.14(d)            2.16(d)           (0.57)(d)         19.7
12/31/07                       77        2.14               2.13               0.35             61.5
12/31/06                        6        2.14               2.16              (0.18)            79.0
12/31/05                       10        2.14               2.14              (0.22)            76.3
12/31/04(f)                     8        2.14(d)            2.15(d)           (0.41)(d)         59.4
BURNHAM FINANCIAL
   SERVICES FUND
CLASS A SHARES
6/30/08 (unaudited)      $ 38,586        1.60(d)            1.97(d)            1.63(d)          87.0
12/31/07                   58,878        1.60               1.64               0.58            137.8
12/31/06                  127,139        1.57               1.57               0.74            125.9
12/31/05                  121,889        1.59               1.59               1.17            129.9
12/31/04                  188,743        1.60               1.60               0.38            125.0
12/31/03                  289,609        1.60               1.50               0.31            199.9
CLASS B SHARES
6/30/08 (unaudited)      $ 10,493        2.35(d)            2.72(d)            0.89(d)          87.0
12/31/07                   14,953        2.35               2.39              (0.16)           137.8
12/31/06                   26,930        2.32               2.32               0.00            125.9
12/31/05                   28,538        2.34               2.34               0.43            129.9
12/31/04                   38,897        2.35               2.35              (0.37)           125.0
12/31/03                   37,173        2.35               2.24              (0.44)           199.0
CLASS C SHARES
6/30/08 (unaudited)      $    509        2.35(d)            2.73(d)            1.00(d)          87.0
12/31/07                      460        2.35               2.39              (0.15)           137.8
12/31/06                      632        2.32               2.32              (0.11)           125.9
12/31/05(g)                   190        2.34(d)            2.34(d)            0.75(d)         129.9

                        SEE NOTES TO FINANCIAL STATEMENTS


                             FINANCIAL HIGHLIGHTS 27

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                      --------------------------------------------  ---------------------------------------------
                                                      NET GAINS/(LOSS)                             DISTRIBUTIONS
                                                        ON SECURITIES                DIVIDENDS  FROM CAPITAL GAINS
                     NET ASSET VALUE                     AND OPTIONS    TOTAL FROM   (FROM NET   (FROM SECURITIES
                       BEGINNING OF   NET INVESTMENT   (BOTH REALIZED   INVESTMENT  INVESTMENT      AND OPTIONS         TOTAL
                         PERIOD        INCOME (LOSS)   AND UNREALIZED)  OPERATIONS    INCOME)      TRANSACTIONS)    DISTRIBUTIONS
                     ---------------  --------------  ----------------  ----------  ----------  ------------------  -------------
BURNHAM FINANCIAL
   INDUSTRIES FUND
CLASS A SHARES
6/30/08 (unaudited)       $10.32       $  0.09(b)          $(1.11)        $(1.02)    $    --          $   --           $    --
12/31/07                   12.41          0.16(b)           (0.31)         (0.15)      (0.19)          (1.75)            (1.94)
12/31/06                   11.52          0.10(b)            1.84           1.93       (0.11)          (0.93)            (1.04)
12/31/05                   11.33          0.13(b)            0.82           0.95       (0.10)          (0.66)            (0.76)
12/31/04(f)                10.00        (0.00)(b, c)         1.39           1.39          --           (0.06)            (0.06)
CLASS C SHARES
6/30/08 (unaudited)       $10.25       $  0.05(b)          $(1.10)        $(1.05)    $    --          $   --           $    --
12/31/07                   12.33          0.07(b)           (0.31)         (0.24)      (0.09)          (1.75)            (1.84)
12/31/06                   11.44          0.01(b)            1.84           1.85       (0.03)          (0.93)            (0.96)
12/31/05                   11.26          0.05(b)            0.82           0.87       (0.03)          (0.66)            (0.69)
12/31/04(f)                10.00         (0.05)(b)           1.37           1.32          --           (0.06)            (0.06)
BURNHAM U.S.
   GOVERNMENT
   MONEY MARKET
   FUND(E)
6/30/08 (unaudited)       $ 1.00       $ 0.009             $   --         $0.009     $(0.009)         $   --           $(0.009)
12/31/07                    1.00         0.043                 --          0.043      (0.043)             --            (0.043)
12/31/06                    1.00         0.042                 --          0.042      (0.042)             --            (0.042)
12/31/05                    1.00         0.023                 --          0.023      (0.023)             --            (0.023)
12/31/04                    1.00         0.006                 --          0.006      (0.006)             --            (0.006)
12/31/03                    1.00         0.004                 --          0.004      (0.004)             --            (0.004)

(a) TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENSE OF THE EXPENSE WAIVER.

(b)  PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(c)  LESS THAN $0.01 PER SHARE.

(d)  ANNUALIZED.

(e)  FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.

(f)  COMMENCED OPERATIONS ON APRIL 30, 2004.

(g)  COMMENCED OPERATIONS ON APRIL 29, 2005.

(h) INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.81%, 2.10%, 1.15% AND 2.51%, 2.80%, 0.47% FOR CLASS A AND CLASS C SHARES, RESPECTIVELY.

(i) INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.85%, 2.17%, 1.71% AND 2.55%, 2.87%, 1.02% FOR CLASS A AND CLASS C SHARES, RESPECTIVELY.

(j) INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.84%, 2.11%, 2.24% AND 2.54%, 2.81%, 1.47% FOR CLASS A AND CLASS C SHARES, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS


                             28 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       RATIOS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------------
                                                         NET     RATIO OF TOTAL   RATIO OF TOTAL
                                                        ASSETS,  EXPENSES AFTER  EXPENSES BEFORE    RATIO OF
                                 NET ASSET              END OF   REIMBURSEMENT/  REIMBURSEMENT/   NET INCOME/
                                 VALUE END   TOTAL       PERIOD      RECOVERY       RECOVERY TO      (LOSS) TO   PORTFOLIO
                     REDEMPTION     OF      RETURN       (IN     TO AVERAGE NET    AVERAGE NET       AVERAGE    TURNOVER
                        FEE       PERIOD       %        $000'S)    ASSETS %(5)     ASSETS %(5)    NET ASSETS %    RATE %
                     ----------  ---------  ------     --------  --------------  ---------------  ------------  ---------
BURNHAM FINANCIAL
INDUSTRIES FUND
CLASS A SHARES
6/30/08 (unaudited)   $0.00(c)     $ 9.30    (9.88)(a) $ 37,183    2.28(d, j)       2.55(d, j)     1.80(d, j)     108.8
12/31/07               0.00(c)      10.32    (1.04)      22,482    2.31(i)          2.63(i)        1.25(i)        236.1
12/31/06               0.00(c)      12.41    16.74       32,822    2.19(h)          2.48(h)        0.77(h)        210.9
12/31/05               0.00(c)      11.52     8.38       28,781    1.79             2.01           1.15           271.1
12/31/04(f)            0.00(c)      11.33    13.87(a)    20,445    1.75(d)          2.77(d)       (0.03)(d)       108.0
CLASS C SHARES
6/30/08 (unaudited)   $0.00(c)     $ 9.20   (10.15)(a) $  5,200    2.98(d, j)       3.25(d, j)     1.03(d, j)     108.8
12/31/07               0.00(c)      10.25    (1.75)       4,400    3.01(i)          3.33(i)          0.56(i)        236.1
12/31/06               0.00(c)      12.33    16.14        5,290    2.89(h)          3.18(h)        0.09(h)        210.9
12/31/05               0.00(c)      11.44     7.65        4,220    2.49             2.70           0.43           271.1
12/31/04(f)            0.00(c)      11.26    13.17(a)     3,029    2.45(d)          3.47(d)       (0.67)(d)       108.0

BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUNDE
6/30/08 (unaudited)   $  --        $1.00      0.88(a)  $294,695      --             0.71(d)        1.80(d)           --
12/31/07                 --         1.00      4.35      359,788      --             0.72           4.24              --
12/31/06                 --         1.00      4.24      275,502      --             0.76           4.16              --
12/31/05                 --         1.00      2.41      230,362      --             0.77           2.38              --
12/31/04                 --         1.00      0.60      235,336      --             0.74           0.62              --
12/31/03                 --         1.00      0.39      163,811    0.80             0.79           0.39              --

                       SEE NOTES TO FINANCIAL STATEMENTS


                            FINANCIAL HIGHLIGHTS 29

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ADMINISTRATIVE FEES

1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF AVERAGE DAILY NET ASSETS UP TO $150 MILLION, 0.125% OF AVERAGE DAILY NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF AVERAGE DAILY NET ASSETS ABOVE $300 MILLION.

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORP. (THE "ADVISOR") SERVES AS THE ADVISOR TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING RATES:

BURNHAM FUND                                0.60%
BURNHAM FINANCIAL SERVICES FUND             0.75%
BURNHAM FINANCIAL INDUSTRIES FUND           0.90%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.40%

     THE ADVISOR'S BASIC FEE WITH RESPECT TO THE BURNHAM FINANCIAL INDUSTRIES FUND MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE FOR THE RELEVANT PERFORMANCE PERIOD, WHICH CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS, EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH. FOR THE PERIOD ENDED JUNE 30, 2008, THE ADVISOR'S FEE FOR THE BURNHAM FINANCIAL INDUSTRIES FUND WAS ADJUSTED UPWARD BY 0.09%.

DISTRIBUTION FEES AND COMMISSIONS

3. BURNHAM SECURITIES INCORPORATED SERVES AS PRINCIPAL DISTRIBUTOR TO THE FUNDS PURSUANT TO A DISTRIBUTION AGREEMENT. THE FUNDS (OTHER THAN THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND) HAVE ADOPTED DISTRIBUTION PLANS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, TO REIMBURSE THE DISTRIBUTOR FOR SERVICES PROVIDED FOR DISTRIBUTING SHARES OF THE FUNDS.

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
BURNHAM FUND                         0.25%     0.75%     0.75%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.75%     0.75%
BURNHAM FINANCIAL INDUSTRIES FUND    0.30%       --      0.75%

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                    CLASS B   CLASS C
                                    -------   -------
BURNHAM FUND                         0.25%     0.25%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.25%
BURNHAM FINANCIAL INDUSTRIES FUND      --      0.25%

THE DISTRIBUTOR ALSO RECEIVED FEES FROM SHAREHOLDER TRANSACTIONS AND PORTFOLIO
TRADES:

                       CLASS A
                        SALES
                     COMMISSION/   CLASS B   CLASS C      BROKER
                         CDSC        CDSC      CDSC    COMMISSIONS
                     -----------   -------   -------   -----------
BURNHAM FUND           $   449     $   605   $  111      $27,403
BURNHAM FINANCIAL
   SERVICES FUND       $10,147     $20,286   $  652      $   --
BURNHAM FINANCIAL
   INDUSTRIES FUND     $16,295     $   --    $1,002      $   --

OFFERING PRICE

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $28.82, $15.49 AND $9.79 FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES, THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. EFFECTIVE MAY 1, 2007, THE ADVISOR ADOPTED A CONTRACTUAL EXPENSE LIMITATION AGREEMENT (THE "AGREEMENT") THAT SUPERSEDES THE VOLUNTARY EXPENSE AGREEMENT THAT WAS IN PLACE. UNDER THE AGREEMENT, THE ADVISOR CONTRACTUALLY LIMITS THE FOLLOWING FUNDS' TOTAL ANNUAL EXPENSES TO THE RATES BELOW BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                    CLASS A   CLASS B   CLASS C
                    -------   -------   -------
BURNHAM FUND         1.39%     2.14%     2.14%
BURNHAM FINANCIAL
   SERVICES FUND     1.60%     2.35%     2.35%

     UNDER THE AGREEMENT, THE ADVISOR CONTRACTUALLY LIMITS THE BURNHAM FINANCIAL INDUSTRIES FUND'S TOTAL ANNUAL OPERATING EXPENSES BY LIMITING "OTHER EXPENSES" TO 0.55%. THE EXPENSE LIMITATIONS WILL TERMINATE ON APRIL 30, 2009 AND MAY BE CONTINUED FROM YEAR TO YEAR THEREAFTER, IF AGREED BY ALL PARTIES TO THE AGREEMENT.

     PURSUANT TO THE AGREEMENT ANY WAIVERS AND REIMBURSEMENTS MADE BY THE ADVISOR TO A FUND ARE SUBJECT TO RECOUPMENT BY THE ADVISOR WITHIN THE FOLLOWING THREE YEARS PROVIDED THE FUND IS ABLE TO EFFECT REPAYMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. EXTRAORDINARY EXPENSES (E.G., PROXY EXPENSES) AND OTHER NON-OPERATING EXPENSES (E.G., DIVIDEND EXPENSES FOR SECURITIES SOLD SHORT AND ACQUIRED FUND FEES) AS DEFINED BY THE AGREEMENT, ARE NOT APPLICABLE TO THE FUNDS' EXPENSE CAPS. FOR THE PERIOD ENDED JUNE 30, 2008, THE DIVIDEND EXPENSE WAS $81,454 FOR THE BURNHAM FINANCIAL INDUSTRIES FUND. FOR THE PERIOD ENDED JUNE 30, 2008, THERE WERE NO EXTRAORDINARY EXPENSES ALLOCATED TO THE FUNDS. THE ADVISOR'S NET RECOUPMENT OR NET REIMBURSEMENT WAS AS FOLLOWS:

EXPENSES REIMBURSED AS OF
   DECEMBER 31, 2007        $18,297   $ 48,825   $357,027
EXPENSES REIMBURSED
   DURING THE PERIOD          8,946    112,831     49,754
EXPENSES RECOUPED
   DURING THE PERIOD           --         --          --
PRIOR REIMBURSEMENT
   NO LONGER AVAILABLE
   FOR REPAYMENT               --         --      (86,248)
                            -------   --------   --------
EXPENSES REIMBURSED
   AS OF JUNE 30, 2008      $27,243   $161,656   $320,533

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS, FOR THE PERIOD ENDED JUNE 30, 2008, ARE AS FOLLOWS:

                      PURCHASES      SALES
                     -----------   -----------
BURNHAM FUND         $17,780,145   $26,149,388
BURNHAM FINANCIAL
   SERVICES FUND     $52,187,666   $59,781,229
BURNHAM FINANCIAL
   INDUSTRIES FUND   $61,777,466   $35,957,674


                        30 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS    PREMIUMS
---------------                    -------------------   ---------
OUTSTANDING AT DECEMBER 31, 2007           300           $ 197,107
WRITTEN                                    220              48,270
CLOSED                                    (500)           (228,357)
EXERCISED                                  (20)            (17,020)
                                          ----           ---------
OUTSTANDING AT JUNE 30, 2008                 0           $       0
                                          ====           =========

BURNHAM FINANCIAL SERVICES FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS     PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2007            9,893        $ 1,584,262
WRITTEN                                    16,425          2,066,232
EXPIRED                                    (8,042)        (1,039,584)
CLOSED                                     (8,200)        (1,362,454)
EXERCISED                                    (278)           (30,581)
                                           ------        -----------
OUTSTANDING AT JUNE 30, 2008                9,798        $ 1,217,875
                                           ======        ===========

BURNHAM FINANCIAL INDUSTRIES FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS     PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2007            6,625        $ 1,156,648
WRITTEN                                    19,250          3,184,322
EXPIRED                                    (5,433)          (826,644)
CLOSED                                     (5,875)        (1,237,701)
EXERCISED                                  (1,571)          (220,456)
                                           ------        -----------
OUTSTANDING AT JUNE 30, 2008               12,996        $ 2,056,169
                                           ======        ===========

DISTRIBUTIONS AND TAXES

7. IT IS EACH FUND'S INTENTION TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

OFFICERS AND TRUSTEES INTERESTS

8. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS' SHARES OUTSTANDING AS OF JUNE 30, 2008:

BURNHAM FUND                                0.62%
BURNHAM FINANCIAL SERVICES FUND             0.33%
BURNHAM FINANCIAL INDUSTRIES FUND           0.64%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.08%

SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS OF THE FUND'S DISTRIBUTOR AND AFFILIATES.

SECURITIES LENDING

9. AT JUNE 30, 2008, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON LOAN. THE AGGREGATE MARKET VALUE OF THESE LOANED SECURITIES AND THE VALUE OF THE CASH COLLATERAL THE FUNDS RECEIVED ARE AS FOLLOWS:

                     LOANED SECURITIES      % OF         VALUE OF
                        MARKET VALUE     NET ASSETS   CASH COLLATERAL
                     -----------------   ----------   ---------------
BURNHAM FUND            $5,475,781           5.94%       $5,598,489
BURNHAM FINANCIAL
   SERVICES FUND        $2,414,111           4.87%       $2,489,179
BURNHAM FINANCIAL
   INDUSTRIES FUND      $  825,550           1.95%       $849,793

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

10. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISK OF LOSS TO BE REMOTE.

     TRANSACTIONS WITH AFFILIATED SECURITIES

11. DURING THE PERIOD, THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES

              VALUE AT    COST OF    COST OF   VALUE AT     REALIZED    DIVIDEND
AFFILIATE     12/31/07   PURCHASES    SALES     6/30/08   GAIN/(LOSS)    INCOME
---------     --------   ---------   -------   --------   -----------   --------
PEREGRINE
   HOLDINGS
   LTD.       $292,793    $ 1,181      $--     $293,974       $--          $--

RESTRICTED SECURITIES

12. ALL FUNDS, EXCEPT BURNHAM U.S. GOVERNMENT MONEY MARKET FUND, MAY NOT INVEST MORE THAN 15% OF THEIR NET ASSETS IN SECURITIES SUBJECT TO LEGAL OR CONTRACTUAL RISKS ("RESTRICTED SECURITIES"). AT JUNE 30, 2008, THE BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES, WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE VALUE OF THESE SECURITIES IS DETERMINED USING QUOTATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IS DETERMINED IN GOOD FAITH PURSUANT TO PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.

DESCRIPTION,
DATE OF PURCHASE,     SHARES/
% OF NET ASSETS     FACE VALUE      COST        VALUE
-----------------   ----------   ----------   ----------
BANK OF ATLANTA       228,572    $1,600,004   $1,330,289
05/08/06
2.68%
PEREGRINE
HOLDINGS LTD.         275,000    $  293,974   $  293,974
05/31/02
0.59%

INDUSTRY RISK

13. BURNHAM FUND MAY HOLD A LARGE CONCENTRATION OF INVESTMENTS WITHIN THE ENERGY SECTOR. THE FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS IN THE ENERGY SECTOR. EVENTS AFFECTING THE ENERGY SECTOR MAY INCLUDE THE
     FOLLOWING:

     -    CHANGE IN NATIONAL AND INTERNATIONAL ECONOMIC AND POLITICAL CONDITIONS

     -    COMPANIES IN THE ENERGY SECTOR MAY FALL OUT OF FAVOR

     - CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE VALUE OF THE FUND'S INVESTMENTS

     BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING the FINANCIAL SERVICES SECTOR MAY INCLUDE THE
     FOLLOWING:

     -    CHANGE IN INCOME CONDITIONS AND INTEREST RATES

     -    FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

     -    CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

14. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 30 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE APPLICABLE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN CAPITAL.


                        NOTES TO FINANCIAL STATEMENTS 31

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

15. EFFECTIVE JANUARY 1, 2008, THE FUNDS ADOPTED FAS 157--FAIR VALUE MEASUREMENTS ("FAS 157" OR "THE STATEMENT"). FAS 157 DEFINES FAIR VALUE, ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENT. THE CHANGES TO CURRENT PRACTICE RESULTING FROM THE APPLICATION OF THE STATEMENT RELATE TO THE DEFINITION OF FAIR VALUE, THE METHODS USED TO MEASURE FAIR VALUE, AND THE EXPANDED DISCLOSURES ABOUT FAIR VALUE MEASUREMENT. THE STATEMENT ESTABLISHES A FAIR VALUE HIERARCHY THAT DISTINGUISHES BETWEEN (1) MARKET PARTICIPANT ASSUMPTIONS DEVELOPED BASED ON MARKET DATA OBTAINED FROM SOURCES INDEPENDENT OF THE FUNDS (OBSERVABLE INPUTS) AND (2) THE FUNDS' OWN ASSUMPTIONS ABOUT MARKET PARTICIPANT ASSUMPTIONS DEVELOPED BASED ON THE BEST INFORMATION AVAILABLE IN THE CIRCUMSTANCES (UNOBSERVABLE INPUTS). THE THREE LEVELS DEFINED BY THE FAS 157 HIERARCHY ARE AS FOLLOWS:

     LEVEL I--QUOTED PRICES (UNADJUSTED) IN ACTIVE MARKETS FOR IDENTICAL ASSETS OR LIABILITIES THAT THE REPORTING ENTITY HAS THE ABILITY TO ACCESS AT THE MEASUREMENT DATE.

     LEVEL II--INPUTS OTHER THAN QUOTED PRICES INCLUDED WITHIN LEVEL 1 THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, EITHER DIRECTLY OR INDIRECTLY. LEVEL II ASSETS INCLUDE THE FOLLOWING: QUOTED PRICES FOR SIMILAR ASSETS OR LIABILITIES IN ACTIVE MARKETS, QUOTED PRICES FOR IDENTICAL OR SIMILAR ASSETS OR LIABILITIES IN MARKETS THAT ARE NOT ACTIVE, INPUTS OTHER THAN QUOTED PRICES THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, AND INPUTS THAT ARE DERIVED PRINCIPALLY FROM OR CORROBORATED BY OBSERVABLE MARKET DATA BY CORRELATION OR OTHER MEANS (MARKET-CORROBORATED INPUTS).

     LEVEL III--UNOBSERVABLE PRICING INPUT AT THE MEASUREMENT DATE FOR THE ASSET OR LIABILITY. UNOBSERVABLE INPUTS SHALL BE USED TO MEASURE FAIR VALUE TO THE EXTENT THAT OBSERVABLE INPUTS ARE NOT AVAILABLE. IN SOME INSTANCES, THE INPUTS USED TO MEASURE FAIR VALUE MIGHT FALL IN DIFFERENT LEVELS OF THE FAIR VALUE HIERARCHY. THE LEVEL IN THE FAIR VALUE HIERARCHY WITHIN WHICH THE FAIR VALUE MEASUREMENT IN ITS ENTIRETY FALLS SHALL BE DETERMINED BASED ON THE LOWEST INPUT LEVEL THAT IS SIGNIFICANT TO THE FAIR VALUE MEASUREMENT IN ITS ENTIRETY.

     THE FOLLOWING TABLE SUMMARIZES THE VALUATION OF EACH FUND'S SECURITIES USING THE FAIR VALUE HIERARCHY:

AT JUNE 30, 2008          TOTAL        LEVEL I       LEVEL II      LEVEL III
-----------------     ------------   -----------   ------------   ----------
BURNHAM FUND
INVESTMENTS           $ 94,304,740   $81,269,800   $ 13,034,940   $       --
BURNHAM FINANCIAL
   SERVICES FUND
INVESTMENTS             52,424,321    47,607,923      3,192,135    1,624,263
DERIVATIVE
   LIABILITIES            (291,815)     (271,065)       (20,750)          --
BURNHAM FINANCIAL
   INDUSTRIES FUND
INVESTMENTS             42,273,921    40,873,162      1,400,759           --
DERIVATIVE
   LIABILITIES          (3,745,018)   (3,721,518)       (23,500)          --
BURNHAM U.S.
   GOVERNMENT MONEY
   MARKET FUND
INVESTMENTS            294,992,208            --    294,992,208           --

     THE FOLLOWING TABLE SUMMARIZES THE CHANGE IN VALUE ASSOCIATED WITH LEVEL III FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE FOR THE PERIOD ENDED JUNE 30, 2008:

                                   LEVEL III
BURNHAM FINANCIAL SERVICES FUND   ASSETS, NET
-------------------------------   -----------
BALANCE, JANUARY 1, 2008           $1,892,797
NET TRANSFERS IN/(OUT)                  1,181
REALIZED GAINS/(LOSSES)                   --
UNREALIZED GAINS/(LOSSES)            (269,715)
                                   ----------
BALANCE, JUNE 30, 2008             $1,624,263
                                   ==========

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

16. IN MARCH 2008, STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161,DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (SFAS
     161), WAS ISSUED AND IS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER NOVEMBER 15, 2008. SFAS 161 REQUIRES ENHANCED DISCLOSURES TO PROVIDE INFORMATION ABOUT THE REASONS THE FUND INVESTS IN DERIVATIVE INSTRUMENTS, THE ACCOUNTING TREATMENT AND THE EFFECT DERIVATIVES HAVE ON FINANCIAL PERFORMANCE. MANAGEMENT IS CURRENTLY EVALUATING THE IMPACT THE ADOPTION OF SFAS 161 WILL HAVE ON THE FUNDS' FINANCIAL STATEMENT DISCLOSURES.


                        32 NOTES TO FINANCIAL STATEMENTS

OTHER INFORMATION (UNAUDITED)

UNDERSTANDING YOUR FUND EXPENSES

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and
(2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                HYPOTHETICAL
                                            ACTUAL EXPENSES              (5% RETURN BEFORE EXPENSES)
                                  ---------------------------------   ---------------------------------
                                                           EXPENSES                            EXPENSES
                                                             PAID                                PAID
                                  BEGINNING     ENDING      DURING    BEGINNING     ENDING      DURING
                                   ACCOUNT     ACCOUNT     PERIOD*     ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE     1/1/2008-     VALUE       VALUE     1/1/2008-   EXPENSE
                                   1/1/2008   6/30/2008   6/30/2008    1/1/2008   6/30/2008   6/30/2008    RATIO
                                  ---------   ---------   ---------   ---------   ---------   ---------   -------
BURNHAM FUND
CLASS A .......................     $1,000      $  918      $ 6.93      $1,000      $1,018      $ 7.29      1.45%
CLASS B .......................      1,000         914       10.47       1,000       1,014       11.02      2.20%
CLASS C .......................      1,000         914       10.49       1,000       1,014       11.04      2.20%

BURNHAM FINANCIAL SERVICES FUND
CLASS A .......................     $1,000      $  831      $ 7.31      $1,000      $1,017      $ 8.05      1.60%
CLASS B .......................      1,000         828       10.70       1,000       1,013       11.79      2.35%
CLASS C .......................      1,000         828       10.70       1,000       1,012       11.78      2.35%

BURNHAM FINANCIAL INDUSTRIES
FUND
CLASS A .......................     $1,000      $  901      $10.80      $1,000      $1,014      $11.44      2.28%
CLASS C .......................      1,000         899       14.05       1,000       1,010       14.87      2.98%

BURNHAM U.S. GOVERNMENT MONEY
MARKET FUND ...................     $1,000      $1,009      $ 3.54      $1,000      $1,021      $ 3.56      0.71%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS

The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.


                              OTHER INFORMATION 33

            BOARD OF TRUSTEES' EVALUATION AND APPROVAL OF INVESTMENT
                      ADVISORY AND SUB-ADVISORY AGREEMENTS

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The 1940 Act requires that the continuance of the Funds' Investment Advisory and Sub-Advisory Agreements (the "Agreements") be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 28, 2008.The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Burnham Asset Management Corp. ("Burnham"), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.

Both in the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham's and the Sub-Advisers' investment and management services under the Agreements. These materials included (i) information on the investment performance of the Funds and relevant indices over various time periods, (ii) sales and redemption data with respect to the Funds, (iii) the general investment outlook in the markets in which the Funds invest, (iv) arrangements in respect of the distribution of the Funds' shares, (v) the procedures employed to determine the value of each Fund's assets, (vi) the allocation of the Funds' brokerage, including to an affiliate of Burnham, and the use of "soft" commission dollars to pay for research and brokerage services, and (vii) the record of compliance with the Funds' investment policies and restrictions and with the Funds' Code of Ethics and the structure and responsibilities of Burnham's and the Sub-Advisers' compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and the Sub-Advisers, including without limitation information regarding Burnham, Reich & Tang Asset Management LLP ("Reich & Tang"), Mendon Capital Advisors Corp. ("Mendon"; together with Reich & Tang, the "Sub-Advisers"), their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the Funds and supervise the Sub-Advisers in their provision of sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

     - THE INVESTMENT PERFORMANCE OF EACH FUND OVER VARIOUS TIME PERIODS BOTH BY ITSELF AND IN RELATION TO RELEVANT INDICES;

     - THE FEES CHARGED BY BURNHAM FOR INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES, AS WELL AS OTHER COMPENSATION RECEIVED BY BURNHAM AND ITS AFFILIATES;

     -    THE FEES PAID TO THE SUB-ADVISERS BY BURNHAM;

     - THE WAIVERS OF FEES AND REIMBURSEMENTS OF EXPENSES AT TIMES BY BURNHAM AND CURRENT EXPENSE CAP ARRANGEMENTS;

     - THE TOTAL OPERATING EXPENSES OF THE FUNDS AND COMPARISON OF CURRENT EXPENSES TO THE PREVIOUS YEAR'S EXPENSES;

     - THE INVESTMENT PERFORMANCE, FEES AND TOTAL EXPENSES OF MUTUAL FUNDS WITH SIMILAR OBJECTIVES AND STRATEGIES MANAGED BY OTHER INVESTMENT ADVISERS (PREPARED BY A THIRD PARTY ANALYTIC FIRM, LIPPER, INC. ("LIPPER"));

     - INVESTMENT MANAGEMENT STAFFING AND THE EXPERIENCE OF THE INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER PERSONNEL (INCLUDING THE PERSONNEL OF BURNHAM AND THE SUB-ADVISERS) PROVIDING SERVICES TO THE FUNDS AND THE HISTORICAL QUALITY OF THE SERVICES PROVIDED BY BURNHAM AND THE SUB-ADVISERS; AND

     - THE PROFITABILITY TO BURNHAM AND BURNHAM SECURITIES INC. ("BSI") OF MANAGING, ADMINISTERING AND DISTRIBUTING THE FUNDS AND THE METHODOLOGY IN ALLOCATING EXPENSES TO THE MANAGEMENT OF THE FUNDS.

     THE FOLLOWING IS A SUMMARY OF THE BOARD'S DISCUSSION AND VIEWS REGARDING THE FACTORS IT CONSIDERED IN EVALUATING THE CONTINUATION OF THE AGREEMENTS:

1. NATURE, EXTENT, AND QUALITY OF SERVICES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE NATURE, QUALITY AND EXTENT OF ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICES PERFORMED BY BURNHAM, INCLUDING PORTFOLIO MANAGEMENT FOR THE BURNHAM FUND AND SUPERVISION OF THE SUB-ADVISERS FOR THE OTHER FUNDS, SUPERVISION OF OPERATIONS FOR ALL FUNDS AND COMPLIANCE AND REGULATORY FILINGS FOR THE FUNDS AND DISCLOSURES TO FUND SHAREHOLDERS, GENERAL OVERSIGHT OF THE SUB-ADVISERS AND OTHER SERVICE PROVIDERS, COORDINATION OF FUND MARKETING INITIATIVES, REVIEW OF FUND LEGAL ISSUES, ASSISTING THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, IN THEIR CAPACITY AS TRUSTEES, PROVIDING THE SERVICES OF A CHIEF COMPLIANCE OFFICER FOR THE TRUST AND OTHER SERVICES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, NOTED THE FUNDS' RECORD OF COMPLIANCE WITH THEIR INVESTMENT POLICIES AND RESTRICTIONS, AND THE QUALITY OF MANAGERIAL AND ADMINISTRATIVE SERVICES PROVIDED BY BURNHAM (IN BOTH ITS CAPACITY AS ADVISER AND ADMINISTRATOR) IN AN INCREASINGLY REGULATED INDUSTRY. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONCLUDED THAT THE SERVICES ARE EXTENSIVE IN NATURE AND THAT BURNHAM CONSISTENTLY DELIVERED A HIGH LEVEL OF SERVICE FOR EACH FUND.

     WITH REGARD TO THE SUB-ADVISERS, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE NATURE, QUALITY AND EXTENT OF THE SERVICES PROVIDED BY EACH SUB-ADVISER, PARTICULARLY PORTFOLIO MANAGEMENT, AND CONCLUDED THAT THE SERVICES ARE APPROPRIATE AND CONSISTENT WITH THEIR AGREEMENTS WITH THE FUNDS.

2. INVESTMENT PERFORMANCE OF THE FUNDS, BURNHAM AND THE SUB-ADVISERS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED SHORT-TERM AND LONG-TERM INVESTMENT PERFORMANCE FOR THE BURNHAM FUND OVER VARIOUS PERIODS OF TIME AS COMPARED TO BOTH RELEVANT INDICES AND THE PERFORMANCE OF SUCH FUND'S LIPPER PEER GROUP. THE BOARD RECOGNIZED FROM LONG EXPERIENCE WITH THE MANAGER THAT INVESTMENTS ARE NOT SELECTED WITH A CONSCIOUS GROWTH OR VALUE BASIS IN MIND, NOTING THAT, IN FACT, THE FUND'S STYLE CATEGORIZATION HAD CHANGED OVER TIME. RATHER, THE BOARD UNDERSTOOD THE RISK-AVERSE, TAX-SENSITIVE STYLE EMPLOYED BY THE


                              34 OTHER INFORMATION

            BOARD OF TRUSTEES' EVALUATION AND APPROVAL OF INVESTMENT
                ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

     BURNHAM FUND AND THE EMPHASIS ON LONG-TERM HOLDING PERIODS, BOTH OF WHICH DISTINGUISH THE BURNHAM FUND'S INVESTMENT STYLE FROM MANY OTHER LARGE-CAP CORE FUNDS INCLUDED IN THE LIPPER MATERIALS. THE BOARD ALSO CONSIDERED THE S&P 500 INDEX TO BE AN IMPERFECT BENCHMARK FOR COMPARISON PURPOSES, GIVEN THE SIGNIFICANT VARIATIONS BETWEEN THE SECURITIES COMPRISING THE S&P 500 INDEX AND THE CHARACTERISTICS OF SECURITIES TYPICALLY HELD BY THE BURNHAM FUND. THE BOARD CONCLUDED THAT THE BURNHAM FUND'S PERFORMANCE WAS SATISFACTORY WHEN VIEWED IN THE CONTEXT OF ITS HISTORIC INVESTMENT STYLE, NOTING PARTICULARLY THE FUND'S EXCELLENT ONE-YEAR PERFORMANCE, AND WAS CONSISTENT WITH THE FUND'S INVESTMENT APPROACH CONSISTENTLY COMMUNICATED TO INVESTORS.

     THE BOARD ALSO CONSIDERED THE INVESTMENT PERFORMANCE OF THE BURNHAM FINANCIAL INDUSTRIES FUND AND THE BURNHAM FINANCIAL SERVICES FUND, FOR WHICH MENDON SERVES AS SUB-ADVISER, IN RELATION TO THEIR RESPECTIVE PEERS AS SHOWN IN THE LIPPER MATERIALS AND TO RELEVANT INDICES OVER AVAILABLE TIME PERIODS. THE TRUSTEES NOTED THE SPECIALIZED NATURE OF THESE FUNDS AND THE IMPACT OF THE RECENT SUB-PRIME MORTGAGE DIFFICULTIES AND LIQUIDITY CRISIS ON FINANCIAL SERVICES COMPANIES AND ON THE FUNDS' MORE RECENT PERFORMANCE. THE BOARD ALSO TOOK NOTE OF THE PORTFOLIO MANAGER'S PRESENTATION CONCERNING THE IMPACT OF THE SUB-PRIME MORTGAGE DIFFICULTY AND RELATED MATTERS ON BANK STOCKS, WHICH HAVE BEEN AN ONGOING FOCUS OF THE FUNDS. THE BOARD ALSO CONSIDERED THE IMPACT OF NEGATIVE CASH FLOWS CAUSED PRIMARILY BY WITHDRAWALS ASSOCIATED WITH INVESTORS' SECTOR PREFERENCES ON THE MANAGER'S INVESTMENT FLEXIBILITY. THE TRUSTEES CONCLUDED THAT THESE FUNDS HAD PERFORMED SATISFACTORILY GIVEN THEIR INVESTMENT MANDATES AND STYLE AND THE CURRENT MARKET CONDITIONS AFFECTING FINANCIAL STOCKS.

     THE INDEPENDENT TRUSTEES ALSO CONSIDERED THE PERFORMANCE OF THE U.S. GOVERNMENT MONEY MARKET FUND FOR WHICH REICH & TANG SERVES AS SUB-ADVISER, AND CONCLUDED THAT THE INVESTMENT PERFORMANCE OF REICH & TANG WAS COMPETITIVE BUT THAT THE U.S. GOVERNMENT MONEY MARKET FUND'S EXPENSES WERE SLIGHTLY HIGHER THAN MONEY MARKET FUNDS OFFERED AS PART OF LARGER FUND FAMILIES WHERE COSTS OF THE FUND FAMILY CAN BE SPREAD OVER A LARGER ASSET BASE.

3.   COSTS OF SERVICES AND PROFITS REALIZED BY BURNHAM.

(A) COSTS OF SERVICES TO FUNDS: FEES AND EXPENSES. THE INDEPENDENT TRUSTEES CONSIDERED EACH FUND'S MANAGEMENT FEE RATE AND EXPENSE RATIO RELATIVE TO INDUSTRY AVERAGES FOR THE FUND'S PEER GROUP CATEGORY AND THE ADVISORY FEES CHARGED BY BURNHAM AND THE SUB-ADVISERS TO OTHER ACCOUNTS. THE BOARD VIEWED FAVORABLY THE CURRENT AND HISTORIC WILLINGNESS OF BURNHAM TO LIMIT THE TOTAL EXPENSE RATIOS OF CERTAIN FUNDS AND THE AGREEMENT TO CONTRACTUALLY WAIVE FEES AND REIMBURSEMENT EXPENSES CURRENTLY IN EFFECT.

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, NOTED THAT THE CONTRACTUAL MANAGEMENT FEES FOR THE BURNHAM FUND WERE AT THE MEDIAN WITHIN ITS LIPPER PEER GROUP, BUT THAT THOSE FOR THE FINANCIAL SERVICES AND FINANCIAL INDUSTRIES FUNDS WERE ABOVE THE MEDIAN AND THE MANAGEMENT FEES FOR THE U.S. GOVERNMENT MONEY MARKET FUND WERE AT THE HIGH END OF ITS PEER GROUP. THE BOARD CONSIDERED THAT THE HIGHER RELATIVE EXPENSE RATIOS WERE PRIMARILY RELATED TO THE SMALL SIZES OF CERTAIN FUNDS AND OF THE FUND COMPLEX AS A WHOLE. RECOGNIZING THIS, THE BOARD CONCLUDED THAT, FOR EACH FUND, THE ADVISORY FEE IS ACCEPTABLE BASED UPON THE QUALIFICATIONS, EXPERIENCE, REPUTATION AND PERFORMANCE OF BURNHAM AND THE RELEVANT SUB-ADVISER AND THE MODERATE OVERALL EXPENSE RATIO OF THE FUNDS, PARTICULARLY GIVEN THE RELATIVELY SMALL SIZE OF THE FUNDS AND THE FUND COMPLEX.

(B) PROFITABILITY AND COSTS OF SERVICES TO BURNHAM. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED ESTIMATES OF BURNHAM'S PROFITABILITY AND COSTS ATTRIBUTABLE TO THE FUNDS AS PART OF THE BURNHAM FUND COMPLEX. THE BOARD RECOGNIZED THAT INCREASED FIXED COSTS, PARTICULARLY LEGAL AND AUDIT FEES, HAVE A GREATER IMPACT ON SMALLER FUND FAMILIES, SUCH AS THE BURNHAM FUNDS, THAN ON LARGER FUND COMPLEXES. GIVEN THIS, THE BOARD RECOGNIZED THAT THE FUNDS' EXPENSES COMPARE UNFAVORABLY TO SOME FUNDS IDENTIFIED AS PEERS BY LIPPER. THE BOARD ALSO CONSIDERED WHETHER THE AMOUNT OF BURNHAM'S PROFIT IS A FAIR ENTREPRENEURIAL PROFIT FOR THE MANAGEMENT OF THE FUNDS, AND NOTED THAT BURNHAM HAS SUBSTANTIALLY INCREASED ITS RESOURCES DEVOTED TO FUND MATTERS IN RESPONSE TO REGULATORY REQUIREMENTS AND NEW OR ENHANCED FUND POLICIES AND PROCEDURES DESPITE THE DECREASE IN REVENUES FROM THE MANAGEMENT OF THE FUNDS DUE TO THE DECLINE IN FUND ASSETS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONCLUDED THAT BURNHAM'S PROFITABILITY WAS AT AN ACCEPTABLE LEVEL, PARTICULARLY IN LIGHT OF THE QUALITY OF THE SERVICES BEING PROVIDED TO THE FUNDS. THE INDEPENDENT TRUSTEES DID NOT REVIEW PROFITABILITY DATA FOR THE SUB-ADVISERS BECAUSE THE SUB-ADVISORY FEES HAD BEEN NEGOTIATED ON AN ARM'S-LENGTH BASIS BY BURNHAM AND THE FUNDS ARE NOT DIRECTLY RESPONSIBLE FOR PAYING SUCH FEES.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED WHETHER THERE HAVE BEEN ECONOMIES OF SCALE WITH RESPECT TO THE MANAGEMENT OF THE FUNDS AND WHETHER THE FUNDS HAVE APPROPRIATELY BENEFITED FROM ANY ECONOMIES OF SCALE. THE INDEPENDENT TRUSTEES NOTED THE FUNDS DO NOT HAVE BREAKPOINTS ON THEIR ADVISORY FEES THAT WOULD OTHERWISE ALLOW INVESTORS TO BENEFIT DIRECTLY IN THE FORM OF LOWER FEES AS FUND ASSETS GROW. HOWEVER, GIVEN THE RELATIVELY SMALL SIZE OF EACH FUND AND OF THE FUND COMPLEX AS A WHOLE, WHICH HAD DECLINED IN AGGREGATE ASSETS OVER THE PAST TWO YEARS, THE BOARD DID NOT BELIEVE THAT SIGNIFICANT (IF ANY) ECONOMIES OF SCALE HAVE BEEN ACHIEVED.

5. WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, ALSO CONSIDERED ENHANCEMENTS IN PERSONNEL AND SERVICES PROVIDED TO THE FUNDS BY BURNHAM IN RECENT YEARS, PARTICULARLY IN THE AREA OF ADMINISTRATION, INVESTOR SERVICES AND REGULATORY COMPLIANCE, WITHOUT AN INCREASE IN FEES. THE BOARD ALSO RECOGNIZED THAT BURNHAM AND THE FUNDS HAVE BENEFITED AS A RESULT OF LOWER FEES TO CERTAIN SERVICE PROVIDERS IN RECENT YEARS.


                              OTHER INFORMATION 35

            BOARD OF TRUSTEES' EVALUATION AND APPROVAL OF INVESTMENT
                ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

6.   OTHER RELEVANT CONSIDERATIONS.

(A) PERSONNEL AND METHODS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE SIZE, EDUCATION AND EXPERIENCE OF THE STAFF OF BURNHAM AND THE SUB-ADVISERS, THEIR FUNDAMENTAL RESEARCH CAPABILITIES AND APPROACH TO RECRUITING, TRAINING AND RETAINING PORTFOLIO MANAGEMENT AND OTHER RESEARCH AND MANAGEMENT PERSONNEL, AND CONCLUDED THAT THESE ATTRIBUTES ENABLE THEM TO PROVIDE A HIGH LEVEL OF SERVICES TO THE FUNDS. THE BOARD ALSO CONSIDERED THE FAVORABLE HISTORY, REPUTATION, QUALIFICATIONS AND BACKGROUND OF BURNHAM AND EACH SUB-ADVISER, AS WELL AS THE QUALIFICATIONS OF THEIR PERSONNEL.

(B) OTHER BENEFITS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, ALSO CONSIDERED THE CHARACTER AND AMOUNT OF OTHER DIRECT AND INCIDENTAL BENEFITS RECEIVED BY BURNHAM, MENDON AND THEIR AFFILIATES FROM THEIR ASSOCIATION WITH THE FUNDS, INCLUDING THE RELATIVELY SMALL AMOUNT OF SOFT DOLLAR SERVICES RECEIVED BY MENDON AND THE BROKERAGE COMMISSIONS RECEIVED BY, AND THE AMOUNT OF 12B-1 FEES AND SALES COMMISSIONS RETAINED BY BSI. THE BOARD CONCLUDED THAT POTENTIAL "FALL-OUT" BENEFITS THAT BURNHAM, MENDON AND THEIR AFFILIATES MAY RECEIVE, SUCH AS GREATER NAME RECOGNITION OR INCREASED ABILITY TO OBTAIN RESEARCH SERVICES, APPEAR TO BE REASONABLE, AND MAY IN SOME CASES BENEFIT THE FUNDS.

CONCLUSIONS

     IN CONSIDERING THE AGREEMENTS, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, DID NOT IDENTIFY ANY FACTOR AS ALL-IMPORTANT OR ALL-CONTROLLING AND INSTEAD CONSIDERED THE ABOVE LISTED AND OTHER FACTORS COLLECTIVELY IN LIGHT OF THE FUNDS' SURROUNDING CIRCUMSTANCES. BASED ON THIS REVIEW, IT WAS THE JUDGMENT OF THE BOARD THAT SHAREHOLDERS OF THE BURNHAM FUND HAD RECEIVED SATISFACTORY PERFORMANCE AT REASONABLE FEES. WITH RESPECT TO EACH OTHER FUND, IT WAS THE JUDGMENT OF THE BOARD THAT SHAREHOLDERS HAD RECEIVED SATISFACTORY PERFORMANCE AT REASONABLE PRICES IN THE CONTEXT OF THEIR INVESTMENT STRATEGIES AND, WITH RESPECT TO THE FINANCIAL SERVICES AND FINANCIAL INDUSTRIES FUNDS, THE SECTORS IN WHICH THEY INVEST. THEREFORE, RE-APPROVAL OF THE AGREEMENTS WAS IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. AS A PART OF ITS DECISION-MAKING PROCESS, THE BOARD NOTED THAT BURNHAM AND MENDON HAVE LONG-STANDING RELATIONSHIPS WITH THE FUNDS THEY ADVISE OR SUB-ADVISE, AS APPLICABLE, AND THE BOARD BELIEVES THAT A LONG-TERM RELATIONSHIP WITH CAPABLE, CONSCIENTIOUS ADVISERS IS IN THE BEST INTERESTS OF THE FUNDS. THE BOARD CONSIDERED, GENERALLY, THAT SHAREHOLDERS INVESTED IN THE FUNDS KNOWING THAT BURNHAM AND, IN SOME CASES, A SUB-ADVISER, MANAGED THE FUND AND KNOWING THEIR INVESTMENT MANAGEMENT FEE SCHEDULES. AS SUCH, THE BOARD CONSIDERED, IN PARTICULAR, WHETHER BURNHAM AND THE SUB- ADVISERS MANAGED THE FUNDS IN ACCORDANCE WITH THEIR INVESTMENT OBJECTIVES AND POLICIES AS DISCLOSED TO SHAREHOLDERS.


                              36 OTHER INFORMATION

MODERN PORTFOLIO THEORY STATISTICS TERMS

BETA

A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R(2)

Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R(2) of 100 means that all movements are explained by the benchmark.

ALPHA

Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION

A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO

Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.


                              OTHER INFORMATION 37

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                         (BURNHAM INVESTORS TRUST LOGO)

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST

JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

PAT A. COLLETTI
FIRST VICE PRESIDENT AND TREASURER

FRANK A. PASSANTINO
FIRST VICE PRESIDENT, ASSISTANT SECRETARY AND
ANTI-MONEY LAUNDERING OFFICER

RONALD M. GEFFEN
VICE PRESIDENT

THOMAS N. CALABRIA
CHIEF COMPLIANCE OFFICER

BOARD OF TRUSTEES

CHAIRMAN
Jon M. Burnham

TRUSTEES

Joyce E. Heinzerling

Suzanne D. Jaffe

David L. Landsittel

John C. McDonald

Donald B. Romans

Robert F. Shapiro

George Stark

ITEM 2. CODE OF ETHICS.

     Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable to this filing.

ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b)  Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)  (1) Not applicable to this filing.

     (a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)  (3) Not applicable to this filing.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            BURNHAM INVESTORS TRUST


By (signature and title)*               /s/ Jon M. Burnham
                                        ----------------------------------------
                                        Jon M. Burnham, Chief Executive Officer
                                        (principle executive officer)

Date                                    August 21, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (signature and title)*               /s/ Jon M. Burnham
                                        ----------------------------------------
                                        Jon M. Burnham, Chief Executive Officer
                                        (principle executive officer)

Date                                    August 21, 2008


By (signature and title)*              /s/ Michael E. Barna
                                       -----------------------------------------
                                       Michael E. Barna, Chief Financial Officer
                                       (principle executive officer)

Date                                   August 21, 2008

                                                                Exhibit 12(a)(2)

                    CERTIFICATIONS PURSUANT TO RULE 30A-2(A)
                      UNDER THE 1940 ACT AND SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Jon M. Burnham, certify that:

     1.   I have reviewed this report on Form N-CSR of Burnham Investors Trust;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

               (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

               (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

               (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

               (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

               (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 21, 2008


                                                   /s/ Jon M. Burnham
                                                   -----------------------------
                                        Signature: Jon M. Burnham
                                        Title:     Chief Executive Officer

                    CERTIFICATIONS PURSUANT TO RULE 30A-2(A)
                      UNDER THE 1940 ACT AND SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Michael E. Barna, certify that:

     1.   I have reviewed this report on Form N-CSR of Burnham Investors Trust;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

               (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

               (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

               (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

               (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

               (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 21, 2008


                                                   /s/ Michael E. Barna
                                                   -----------------------------
                                        Signature: Michael E. Barna
                                        Title:     Chief Financial Officer

                                                                   Exhibit 12(b)

         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

                      SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Jon M. Burnham, Chief Executive Officer of (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2008


                                                   /s/ Jon M. Burnham
                                                   -----------------------------
                                        Signature: Jon M. Burnham
                                        Title:     Chief Executive Officer

         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

                      SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Michael E. Barna, Chief Financial Officer of (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     3. The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2008


                                                   /s/ Michael E. Barna
                                                   -----------------------------
                                        Signature: Michael E. Barna
                                        Title:     Chief Financial Officer